Exhibit 99.1

                               EXCHANGE AGREEMENT

                                   dated as of

                               SEPTEMBER 25, 2005

                                  by and among

                          SIRONA HOLDINGS LUXCO S.C.A.,

                                BLITZ 05-118 GMBH

                                       and

                            SCHICK TECHNOLOGIES, INC.

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1 THE EXCHANGE.........................................................1
     1.1   Authorization.......................................................1
     1.2   The Exchange........................................................2
     1.3   Closing.............................................................2

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SCHICK.............................2
     2.1   Organization; Standing and Power; Charter Documents; Subsidiaries...2
     2.2   Capital Structure...................................................3
     2.3   Authority; Non-Contravention; Necessary Consents....................4
     2.4   Financial Statements; Indebtedness; Undisclosed Liabilities.........5
     2.5   Absence of Certain Changes or Events................................6
     2.6   Taxes...............................................................6
     2.7   Intellectual Property...............................................7
     2.8   Compliance with Laws; Permits.......................................7
     2.9   Litigation..........................................................7
     2.10  Material Contracts..................................................8
     2.11  Benefit Plans; Labor................................................9
     2.12  Property...........................................................10
     2.13  Insurance..........................................................10
     2.14  Related Party Transactions.........................................10
     2.15  Environmental Matters..............................................11
     2.16  Brokers' and Finders' Fees.........................................11
     2.17  Filings with SEC...................................................11
     2.18  The Proxy Statement; Disclosure....................................11
     2.19  Board Approval.....................................................12
     2.20  Opinion of Financial Advisor.......................................12
     2.21  Delaware 203; Takeover Statute.....................................12
     2.22  Investment Representations.........................................12
     2.23  Exchanged Shares...................................................12
     2.24  Disclosure.........................................................13

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SIRONA............................13
     3.1   Organization; Standing and Power; Charter Documents; Subsidiaries..13
     3.2   Capital Structure..................................................13
     3.3   Authority; Non-Contravention; Necessary Consents...................15
     3.4   Financial Statements; Indebtedness; Undisclosed Liabilities........16
     3.5   Absence of Certain Changes or Events...............................16
     3.6   Taxes..............................................................17
     3.7   Intellectual Property..............................................17
     3.8   Compliance with Laws; Permits......................................17
     3.9   Litigation.........................................................18
     3.10  Material Contracts.................................................18
     3.11  Benefit Plans; Labor...............................................19


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     3.12  Property...........................................................20
     3.13  Insurance..........................................................21
     3.14  Related Party Transactions.........................................21
     3.15  Environmental Matters..............................................21
     3.16  Brokers' and Finders' Fees.........................................22
     3.17  The Proxy Statement; Disclosure....................................22

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF LUXCO.............................22
     4.1   Organization; Power; Charter Documents.............................22
     4.2   Authority; Non-Contravention; Necessary Consents...................22
     4.3   Capital Structure..................................................23
     4.4   Investment Representations.........................................24
     4.5   Exchanged Shares and Note..........................................24
     4.6   Disclosure.........................................................24

ARTICLE 5 COVENANTS RELATING TO CONDUCT OF BUSINESSES.........................24
     5.1   Covenants of Schick................................................24
     5.2   Covenants of Sirona................................................26
     5.3   Advice of Changes; Government Filings..............................28

ARTICLE 6 ADDITIONAL AGREEMENTS...............................................29
     6.1   Schick Stockholders Meeting; Preparation of the Proxy Statement....29
     6.2   Access to Information; Quarterly Financial Statements..............30
     6.3   Approvals and Consents; Cooperation................................31
     6.4   Alternative Proposals..............................................32
     6.5   Fees and Expenses..................................................34
     6.6   Current Public Information.........................................34
     6.7   Listing............................................................34
     6.8   Section 203 of the DGCL............................................35
     6.9   Transfer of Restricted Securities..................................35
     6.10  Public Announcements...............................................36
     6.11  Tag-Along Rights...................................................36
     6.12  Independent Directors..............................................37
     6.13  Tax-Free Exchange..................................................37
     6.14  Further Assurances.................................................38

ARTICLE 7 CONDITIONS PRECEDENT................................................38
     7.1   Conditions to Each Party's Obligation to Effect the
           Exchange Transactions..............................................38
     7.2   Conditions to the Obligations of Luxco and Sirona to
           Effect the Exchange Transactions...................................39
     7.3   Conditions to the Obligations of Schick to Effect the
           Exchange Transactions..............................................40

ARTICLE 8 TERMINATION AND AMENDMENT...........................................41
     8.1   Termination by Either Schick or Luxco..............................41
     8.2   Termination by Luxco...............................................42


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     8.3   Termination by Schick..............................................42
     8.4   Effect of Termination..............................................43
     8.5   Amendment..........................................................44
     8.6   Extension; Waiver..................................................44

ARTICLE 9 DEFINITIONS; INTERPRETATION.........................................44
     9.1   Definitions........................................................44
     9.2   Cross References...................................................49
     9.3   Interpretation.....................................................51

ARTICLE 10 GENERAL PROVISIONS.................................................51
     10.1  Non-Survival of Representations, Warranties and Agreements;
           No Other Representations and Warranties............................51
     10.2  Notices............................................................52
     10.3  Counterparts.......................................................53
     10.4  Entire Agreement; No Third Party Beneficiaries; Liability..........53
     10.5  Governing Law; Jurisdiction........................................54
     10.6  Severability.......................................................54
     10.7  Succession and Assignment..........................................54
     10.8  Enforcement........................................................55

                                INDEX OF EXHIBITS

Exhibit A - Transfer Deed
Exhibit B - Note Assignment Instrument and Consent
Exhibit C - Press Release
Exhibit D - Registration Agreement
Exhibit E - Amendment to Certificate of Incorporation


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                               EXCHANGE AGREEMENT

            THIS EXCHANGE AGREEMENT, dated as of September 25, 2005 (this "Agreement"), is made by and among Sirona Holdings Luxco S.C.A., a societe en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg ("Luxco"), Blitz 05-118 GmbH, a corporation organized under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH ("Sirona") and a wholly owned subsidiary of Luxco, and Schick Technologies, Inc., a Delaware corporation ("Schick"). Each of Luxco, Sirona and Schick are referred to herein individually as a "Party" and collectively as the "Parties." Except as otherwise indicated herein, capitalized terms used herein are defined in Section 9.1 hereof.

            WHEREAS, Luxco owns 100% of the issued and outstanding share capital of Sirona, which is divided into two shares (together, the "Sirona Shares");

            WHEREAS, Luxco holds a Promissory Note, issued June 30, 2005 by Sirona to Luxco, in the original principal amount of (euro)150,992,464 (the "Sirona Note");

            WHEREAS, Luxco and Schick have each determined that it is in their respective best interests for Schick to acquire from Luxco all of the Sirona Shares and the Sirona Note in exchange for Schick's issuance to Luxco of 36,972,480 shares of common stock, par value $.01 per share, of Schick ("Common Stock"), upon the terms and subject to the conditions set forth in this Agreement;

            WHEREAS, Luxco and Sirona are unwilling to enter into this Agreement unless, simultaneously with the execution and delivery of this Agreement, certain beneficial and record stockholders of Schick each enter into a separate Voting Agreement and Irrevocable Proxy with Luxco (collectively, the "Voting Agreements") providing for certain voting and other agreements relating to certain of the shares of Common Stock owned by such stockholders; and

            WHEREAS, the Exchange Transactions (as defined below) are intended to constitute a tax-free exchange of property under applicable law.

            NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

                                   ARTICLE 1
                                  THE EXCHANGE

            1.1. Authorization. On the basis of the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth herein, at or prior to the Closing (as defined below), Schick agrees to authorize the issuance to Luxco of 36,972,480 shares (as equitably adjusted for any stock split, stock dividend or other recapitalization of Schick (whether by merger or otherwise) occurring after the date hereof and prior to the Closing Date) of Common Stock (collectively, the "Schick Shares").

            1.2 The Exchange. On the basis of the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth herein, at the


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Closing,  Schick shall issue to Luxco, and Luxco shall acquire from Schick,  the
Schick Shares free and clear of all Liens, and in exchange for such issuance, Luxco shall transfer to Schick, and Schick shall acquire from Luxco, the Sirona Shares and the Sirona Note free and clear of all Liens (collectively, the "Exchange Transactions"). At the Closing, (i) Schick shall deliver to Luxco, one or more certificates evidencing the Schick Shares to be issued to Luxco hereunder, registered in the name of Luxco or its nominee, subject to delivery of the Sirona Shares and the Sirona Note to be exchanged therefor hereunder,
(ii) Luxco and Schick shall execute and notarize before a German or Swiss notary a German law governed transfer deed for the Sirona Shares in the form of Exhibit A hereto (the "Transfer Deed"), subject to delivery of the Schick Shares to be exchanged therefor hereunder and (iii) Luxco, Sirona and Schick shall execute and deliver the Note Assignment Instrument and Consent in the form attached hereto as Exhibit B with respect to the Sirona Note (the "Note Assignment"), subject to delivery of the Schick Shares to be exchanged therefor hereunder.

            1.3 Closing. The closing of the Exchange Transactions (the "Closing") shall take place at the offices of Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601, commencing at 10:00 a.m. on the second Business Day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself), or at such other place or on such other date as may be mutually agreeable to Luxco and Schick. The date and time of the Closing are referred to herein as the "Closing Date."

                                   ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SCHICK

      Schick represents and warrants to Luxco and Sirona that the statements contained in this Article 2 are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date, subject to the limited exceptions specifically disclosed in writing in the disclosure schedules supplied by Schick to Luxco dated as of the date hereof, certified by a duly authorized officer of Schick, as follows (it being understood that whenever in this Article 2 a representation or warranty is made in respect of Schick, it is also made in respect of each of Schick's Significant Subsidiaries):

            2.1 Organization; Standing and Power; Charter Documents;
Subsidiaries.

                  (a) Organization; Standing and Power. Schick and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, have full corporate power and authority to own, lease and operate their properties and to carry on their businesses as now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Schick, and each is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Schick.


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                  (b) Charter  Documents.  Schick has made  available to Luxco a copy of the certificate of incorporation and bylaws of Schick, each as amended to date (collectively, the "Schick Charter Documents") and the certificate of incorporation and bylaws (or equivalent governing documents) of each of its Significant Subsidiaries, each as amended to date (collectively, the "Schick Subsidiary Charter Documents") and all such instruments are in full force and effect. Neither Schick nor its Significant Subsidiaries are in default in any material respect under or in violation in any material respect of any of the provisions of the Schick Charter Documents or the Schick Subsidiary Charter Documents, respectively.

                  (c) Subsidiaries. Set forth on Schedule 2.1(c) is a list setting forth for each Subsidiary of Schick its name, jurisdiction of organization and a description of Schick's ownership interest. Other than as set forth on Schedule 2.1(c), Schick has no Subsidiaries.

            2.2 Capital Structure.

                  (a) Capital Stock. The entire authorized capital stock of Schick (the "Schick Capital Stock") consists solely of (i) 50,000,000 shares denominated as Common Stock of which 16,067,940 shares of Common Stock are issued and outstanding and (ii) 2,500,000 shares of preferred stock, $.01 par value, none of which is issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable, and are free of any preemptive rights, rights of participation, rights of maintenance or any similar rights. The issued and outstanding shares of Common Stock were not issued in violation of the preemptive rights of any Person or any Contract or Legal Requirement by which Schick at the time of issuance was bound including federal and state securities laws. As of the date hereof, there are no shares of Schick Capital Stock held in treasury by Schick. Except as set forth in Schedule 2.2(a): (i) none of the outstanding shares of Schick Capital Stock is subject to any right of first refusal in favor of Schick or any other Person, and (ii) there is no Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Schick Capital Stock. Schick is not under any material obligation, nor is it bound by any material Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Schick Capital Stock.

                  (b)  Other  Securities.  Except  as  otherwise  set  forth  in
Schedule 2.2(b) or in the list described below in this Section 2.2(b), there are not issued, outstanding or authorized any (i) securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Schick or any Subsidiary of Schick is a Party or by which it is bound obligating Schick or such Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Schick Capital Stock or other securities of Schick or such Subsidiary, or obligating Schick or such Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking or that that would vest or become exercisable as a result of the transactions contemplated hereby, (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the Schick Capital Stock or other securities of Schick or any Subsidiary of Schick, (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which Schick or any Subsidiary of Schick is or may become obligated to sell or otherwise issue any shares of its Schick Capital Stock or any other securities


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of Schick or such Subsidiary,  (iv) agreement to register any security of Schick or any Subsidiary of Schick on a come-along, drag-along or other basis, or (v) other than the Transaction Dividend, dividends that have accrued but are unpaid or which have been declared but are unpaid on the Schick Capital Stock. By e-mail dated August 22, 2005, Schick provided to Luxco a correct and complete list of each of the foregoing, and the record and beneficial owner thereof, a description of the nature of such security, the amount of securities held, the exercise, exchange or conversion rights relating thereto, including a schedule of vesting, the exercise price per share, the term of each such security, whether such security is intended to qualify as an incentive stock option under applicable tax law, any restriction on exercise and the type and amount of
securities  into  which  such  securities  are   exchangeable,   exercisable  or
convertible. As of the date hereof, there are no outstanding options, warrants or other rights or agreements to which Schick or any of its Subsidiaries is a party providing for the issuance, disposition or acquisition of Schick Capital Stock except options and warrants to acquire 4,435,816 shares of Common Stock in the aggregate outstanding under the Schick Option Plans and the Schick Warrants.

                  (c) Stockholder Agreements. Except as set forth in Schedule 2.2(c), there are no stockholder agreements, voting trusts or other agreements or understandings to which Schick is a party or by which it is bound relating to any shares of Schick Capital Stock.

                  (d) Compliance with Legal Requirements. All outstanding shares of Schick Capital Stock and all outstanding options and warrants to acquire Schick Capital Stock have been issued and granted in compliance in all material respects with (i) all applicable Legal Requirements and (ii) all requirements set forth in applicable Contracts.

            2.3 Authority; Non-Contravention; Necessary Consents.

                  (a) Authority. The execution and delivery of this Agreement and the other Transaction Documents to which Schick is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Schick and no other corporate proceedings on the part of Schick are necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents to which Schick is a party or to consummate the Exchange Transactions and the other transactions contemplated hereby and thereby, other than the approval and adoption of the Certificate Amendment, this Agreement and the Exchange Transactions by Schick's stockholders and the filing of the Certificate Amendment pursuant to the DGCL, and any other corporate proceedings which may be, or become, necessary by law or regulation. The Requisite Stockholder Approval to approve and adopt the Certificate Amendment and this Agreement and approve the Exchange Transactions are the only votes of the holders of any class or series of Schick Capital Stock necessary to approve and adopt the Certificate Amendment, this Agreement and the other Transaction Documents and to consummate the Exchange Transactions and the other transactions contemplated by this Agreement. This Agreement and the other Transaction Documents to which Schick is a party have been duly executed and delivered by Schick and, assuming the due authorization, execution and delivery by Sirona and Luxco, constitute the valid and binding obligations of Schick, enforceable against Schick in accordance with their respective terms subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.


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                  (b) Non-Contravention. Except as set forth in Schedule 2.3(b), the execution and delivery of this Agreement and the other Transaction Documents to which Schick is a party by Schick do not, and performance of this Agreement and the other Transaction Documents to which Schick is a party by Schick will not (i) contravene or conflict with or constitute a violation of the Schick
Charter Documents or any resolution adopted by its stockholders, the Schick Board or any committee of the Schick Board, (ii) subject to (A) obtaining the Requisite Stockholder Approval as contemplated by Section 6.1 and (B) compliance with and filings under the Hart-Scott-Rodino Act and any additional consents and filings under any foreign antitrust, competition, premerger notification or trade regulation law, regulation or order, contravene or conflict with or constitute a violation of any Legal Requirement applicable to Schick, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Schick's rights or alter the rights or obligations of any third
Person  under,  or  give  to  others  any  rights  of  termination,   amendment,
acceleration or cancellation of, or result in the creation of a Lien (other than a Lien for taxes) on any of the assets of Schick or any of its Significant Subsidiaries pursuant to any Contract to which Schick or any of its Significant Subsidiaries is a party or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any Schick Permit, except where any of the foregoing in clauses (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Schick.

                  (c)  Consents.  Except as set  forth in  Schedule  2.3(c),  no consent, approval, failure to object, order or authorization of, or registration, declaration or filing with any Governmental Entity or any other Person is required to be obtained or made by Schick in connection with the execution and delivery of this Agreement or the consummation of the Exchange Transactions and other transactions contemplated by this Agreement, except for
(i) any such consent, approval, failure to object, order or authorization of, or registration, declaration or filing, the absence of which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on Schick, (ii) the filing of the Certificate Amendment with the Secretary of State of the State of Delaware, (iii) the applicable requirements, if any, of the Securities Exchange Act, and (iv) compliance with and filings under the Hart-Scott-Rodino Act and any additional consents and filings under any foreign antitrust, competition, premerger notification or trade regulation law, regulation or order.

            2.4 Financial Statements; Indebtedness; Undisclosed Liabilities.

                  (a) Schick Financial Statements. Schick has filed a Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005 and Annual Report on Form 10-K for the fiscal years ended March 31, 2005 and 2004 containing its consolidated financial statements (collectively, the "Schick Financials"). Except as set forth on Schedule 2.4(a), the Schick Financials were (i) prepared in accordance with U.S. GAAP (except as may be indicated in the notes thereto), and (ii) fairly presented in all material respects the consolidated financial position of Schick and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated (subject to in the case of any unaudited financial statements to the absence of footnote disclosure and normal and recurring year-end adjustments).


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                  (b)  Indebtedness.  Except  (i) as  reflected  in  the  Schick
Financials or in the notes thereto, (ii) for Indebtedness that has been incurred by Schick and its Subsidiaries since June 30, 2005 in the ordinary course of business and (iii) as set forth in Schedule 2.4(b), none of Schick or its Significant Subsidiaries has, or is party to any Contracts relating to, Indebtedness owed to any Person (other than to or among Schick and any of its Subsidiaries) in excess of $5,000,000 in the aggregate.

                  (c) Undisclosed Liabilities. Except as set forth on Schedule 2.4(c) or in any other Schedule to Article 2 or as reflected in the Schick Financials or in the notes thereto, and except for normal or recurring liabilities incurred since June 30, 2005 in the ordinary course of business, Schick and its Significant Subsidiaries do not have any liabilities, either accrued, contingent or otherwise of a nature required to be reflected in financial statements in accordance with U.S. GAAP, and whether due or to become due, which individually or in the aggregate are reasonably likely to have a Material Adverse Effect with respect to Schick.

            2.5 Absence of Certain Changes or Events. Except for the Transaction Dividend and as set forth in Schedule 2.5, since June 30, 2005, Schick and each of its Significant Subsidiaries has conducted its respective business in all material respects in the ordinary course of business. Since June 30, 2005, Schick and each of its Significant Subsidiaries has, in all material respects, preserved their respective business relationships with employees, suppliers, creditors, customers and others transacting business with it. Without limiting the generality of the foregoing, except for the Transaction Dividend or as set forth in Schedule 2.5, since June 30, 2005, there has not occurred any of the following: (a) any Material Adverse Change with respect to Schick; (b) any declaration, setting aside for or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of any Schick Capital Stock, or any purchase, redemption or other acquisition by Schick of any Schick Capital Stock or any other securities of Schick or any options, warrants, calls or rights to acquire any such capital stock or other securities except for purchases, redemptions or other acquisitions of securities from officers, directors, employees or other services providers in the ordinary course of business; (c) except as required by Financial Accounting Standards Board pronouncements that become, or have become, effective as to Schick after June 30, 2005, any material change in accounting methods, principles or practices employed by Schick or any of its Significant Subsidiaries; or (d) any action or event that would have required the consent of Luxco pursuant to Section 5.1 of this Agreement had such action or event occurred after the date of this Agreement.

            2.6 Taxes. Except as set forth on Schedule 2.6, Schick and each of its Significant Subsidiaries have (i) filed all federal, state, local and foreign tax returns and reports required to be filed by them with respect to any taxable period ending on or before the Closing Date (taking into account extensions), (ii) paid or accrued all Taxes due and payable, and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clause (i), (ii) or (iii) for any such filings, payments or accruals which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect with respect to Schick. Except as set forth on Schedule 2.6, no taxing authority has asserted any claim for Taxes which is unresolved, or to the Knowledge of Schick, is threatening to assert any claims for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect with respect to Schick. Schick and each of its Significant Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities (or are properly holding for such payment) all Taxes required by applicable law to be withheld or collected, except for amounts which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect with respect to Schick. There are no Liens for Taxes upon the assets of Schick or any of its Significant Subsidiaries (other than Liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for Liens which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect with respect to Schick.

            2.7 Intellectual Property. Schick and its Significant Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all Intellectual Property that is necessary to the continued conduct of the business of Schick and its Significant Subsidiaries as currently conducted, subject to such exceptions that would not be reasonably likely to have a Material Adverse Effect with respect to Schick. Except as set forth on Schedule 2.7 hereto, during the last three years, neither Schick nor any of its Significant Subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to any material Intellectual Property that is owned or used by, or licensed to, Schick or any Significant Subsidiaries.

            2.8 Compliance with Laws; Permits.

                  (a) Compliance with Laws. Except as set forth on Schedule 2.8(a), Schick and its Significant Subsidiaries have complied with, are not in violation of, and have not received any notices of violation with respect to, any applicable Legal Requirement with respect to the conduct of their businesses, or the ownership or operation of their businesses, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect with respect to Schick. There is no judgment, injunction, order or decree binding upon Schick or any Significant Subsidiary which has or would reasonably be expected to have the effect of, in any material respect, prohibiting or materially impairing any business practice of Schick or such Significant Subsidiary, any acquisition of property by Schick or such Significant Subsidiary or the conduct of business by Schick or such Significant Subsidiary as currently conducted. Neither Schick nor any Significant Subsidiary has ever been or is now subject to the United States Food and Drug Administration's Application Integrity Policy.

                  (b) Permits. Schick and its Significant Subsidiaries hold, to the extent necessary under Legal Requirements, all Permits that are material to and required for the operation of the business of Schick or its Significant Subsidiaries, as currently conducted, except where the failure to hold such Permits would not reasonably be expected to have a Material Adverse Effect on Schick (collectively, the "Schick Permits"). No suspension or cancellation of any of the Schick Permits is pending or, to the Knowledge of Schick, threatened. Schick is in compliance in all material respects with the terms of the Schick Permits.

            2.9 Litigation.

                  (a) Litigation Disclosure. Except as set forth on Schedule 2.9(a), there is (i) no Proceeding pending or, to the Knowledge of Schick, threatened against Schick or any of its Significant Subsidiaries; and (ii) no judgment, order, injunction, decree, stipulation or award

(whether rendered by a court, administrative agency, or by arbitration, pursuant to a grievance or other procedure) against or relating to Schick or any of its Significant Subsidiaries which, in the case of either clause (i) above, if adversely determined, or clause (ii) above, would reasonably be expected to result in a loss to Schick or any of its Significant Subsidiaries in excess of $500,000 in each individual case.

                  (b) Indemnification Agreements. Schedule 2.9(b) identifies each Contract and any Persons covered by such Contract to which Schick or any of its Significant Subsidiaries is a party providing that such Person will either be indemnified or otherwise reimbursed in respect of claims that may be made against such Person, and/or attorneys fees therefor, relating to such Person's employment, officership or directorship with Schick or such Significant Subsidiary.

            2.10 Material Contracts.

                  (a)  Material  Contracts.  Except  as  otherwise  set forth in
Schedule 2.10 and Contracts solely between or among Schick and/or its Subsidiaries, neither Schick nor any of its Significant Subsidiaries is a Party to or bound by any of the following (each, a "Schick Material Contract"):

                        (i) any material Contract providing for bonuses, stock, options, stock purchases, profit sharing or the like;

                        (ii) any employment Contract or Contract for services (other than for services by independent contractors) which requires the payment of more than $250,000 annually in total cash compensation;

                        (iii) any Contract providing for severance or other compensation or benefits in excess of $250,000 (x) in the event of a termination of employment or in the event of termination of consulting or similar services provided by any person who is a former employee, officer or director of Schick or any of its Significant Subsidiaries or (y) in connection with the transactions contemplated by this Agreement;

                        (iv) any Contract (x) with a supplier (including any service provider) that involves consideration in excess of $1,250,000 per annum or (y) with any other Person that involves consideration in excess of $2,000,000 per annum;

                        (v)  any  Contract   containing   covenants   materially
      limiting the freedom of Schick or any Significant Subsidiary to compete in any line of business or with any Person anywhere in the world;

                        (vi) any material partnership, joint venture or other similar Contract; or

                        (vii) any Contract providing for the license of Intellectual Property between Schick or any Significant Subsidiary and any third party that involves the exchange of consideration in excess of $200,000 per annum.

                  (b) Breach of Contracts. All Schick Material Contracts are valid and in full force and effect except to the extent they have previously expired in accordance with their terms or except if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Schick. Neither Schick nor any Significant Subsidiary has violated any provision of, or committed or failed to perform any act which with or without notice, lapse of time or both would constitute a default under the provisions of, any Schick Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect with respect to Schick.

            2.11 Benefit Plans; Labor.

                  (a) Benefit Plans. Schedule 2.11(a) lists each material Employee Plan that Schick or any of its Significant Subsidiaries maintains or to which any of Schick or its Significant Subsidiaries contributes or with respect to which Schick or any of its Significant Subsidiaries has any material liability; provided that Schedule 2.11(a) need not list individual bonuses or commissions paid or payable in the ordinary course of business. Each such Employee Plan (and each related trust, insurance contract, or fund) has been maintained, funded and administered in accordance with the terms of such Employee Plan, except as would not have a Material Adverse Effect on Schick, and complies in form and in operation in all respects with all applicable Legal Requirements (either required as a matter of law or to obtain the intended tax treatment and tax benefits), except where the failure to comply would not have a Material Adverse Effect on Schick. Any material contributions (including all employer contributions and employee salary reduction contributions), premiums or other payments that are due have been made to or in respect of each such Employee Plan and an accrual has been made on the books of Schick or the relevant Significant Subsidiary in accordance with U.S. GAAP for all material benefits accrued and material contributions due as of the date hereof. Except as set forth on Schedule 2.11(a), neither Schick nor any of its Significant Subsidiaries maintains, sponsors, contributes to or has any liability with respect to any Employee Plan that is a "defined benefit plan," a "multiemployer plan," a "multiple employer plan" or a "multiple employer welfare arrangement," within the meaning of applicable Legal Requirements. No director, officer, employee or other fiduciary of Schick or any Significant Subsidiary has committed any material breach of fiduciary responsibility imposed by applicable Legal Requirements with respect to the Employee Plans listed on Schedule 2.11(a). No material prohibited transaction (as defined in applicable Legal Requirements) has occurred with respect to any Employee Plan of Schick or any of its Significant Subsidiaries. Neither Schick nor any Significant Subsidiary has any actual or potential material liability for death or medical benefits following separation from employment, other than those benefits required by applicable Legal Requirements.

                  (b) Labor. Except as set forth in Schedule 2.11(b), neither Schick nor any of its Significant Subsidiaries is a party to or otherwise bound by any material collective bargaining agreement, Contract or understanding with a labor union or labor organization, nor is Schick or any of its Significant Subsidiaries the subject of any material Proceeding asserting that Schick or any of its Significant Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, is there pending or, to the Knowledge of Schick, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Schick or any of its Significant Subsidiaries.

            2.12 Property.

                  (a) Real Property. Neither Schick nor any Subsidiary of Schick owns any real property. Schedule 2.12(a) sets forth a list of all material real properties leased or occupied by Schick or its Significant Subsidiaries for the operation of their respective business, including the address of each such property (the "Schick Real Estate"). Other than any leases or occupancy agreements solely between or among Schick and/or its Subsidiaries, Schedule 2.12(a) identifies all of the material leases or other occupancy agreements with respect to the Schick Real Estate (the "Schick Leases") and any material amendments or modifications to the Schick Leases. Each Schick Lease is in full force and effect, and no material breach or default exists by Schick or any Significant Subsidiary (or, to the Knowledge of Schick, by any other party thereto), nor has any event or condition occurred which could (with the giving of notice or the passage of time or both) constitute a material breach or default, under any Schick Lease.

                  (b)  Tangible  Personal  Property.  Except  as  set  forth  on
Schedule 2.12(b) hereto, (i) Schick and each Significant Subsidiary has good title to all of the items of its tangible personal property reflected on the June 30, 2005 balance sheet contained in the Schick Financials, except as sold or disposed of subsequent to the date thereof in the ordinary course of business, and (ii) all such tangible personal property is owned free and clear of all Liens, except for (A) Liens identified on Schedule 2.12(b), (B) Liens which, individually or in the aggregate, do not materially detract from the value, or materially interfere with the present use, of Schick's or any of its Significant Subsidiaries' aggregate tangible personal property (excluding any Liens in favor of any Related Party), and (C) Permitted Liens.

            2.13  Insurance.  Except as set forth on Schedule  2.13,  (i) all of
Schick's and its Significant Subsidiaries' material policies and contracts for property, casualty and director's and officer's liability insurance or substantially identical policies (in terms of scope and level of coverage) (the "Schick Insurance Policies") are in full force and effect, (ii) the Schick Insurance Policies are in full force and effect and will not lapse or be subject to suspension, modification, revocation, cancellation, termination or non-renewal by reason of the execution, delivery or performance of this Agreement or of any transaction in connection with this Agreement, (iii) and are sufficient in all material respects for compliance with all applicable Legal Requirements, (iv) Schick and its Significant Subsidiaries are current in all premiums or other payments due under each Schick Insurance Policy and have otherwise performed in all material respects all of their respective obligations thereunder, and (v) neither Schick nor its Significant Subsidiaries have received, during the past three years from any insurance carrier with which it has carried any material insurance, any refusal of coverage or notice of material limitation of coverage or any notice that a defense will not be afforded or will be afforded with reservation of rights.

            2.14  Related  Party  Transactions.  Except as set forth in Schedule
2.14 or otherwise expressly disclosed in the notes to the Schick Financials, no Related Party of Schick (other than Schick and its Subsidiaries) (i) is a party to any Contract with, or relating to the business or operations of, Schick or any of its Significant Subsidiaries; (ii) is a party to any Contract for or relating to Indebtedness of Schick or any of its Significant Subsidiaries (other than loans to any employee in an aggregate amount less than $50,000 in the ordinary course of business); (iii) who is an officer or director of Schick or any of its Subsidiaries has any Indebtedness to Schick or any Subsidiary; or
(iv) owns or has the right to use any material property (real, personal or mixed), tangible, or intangible, used or currently intended to be used in, the business or operations of Schick or any of its Significant Subsidiaries. As of the Closing, no officer or director of Schick or any Subsidiary will have any Indebtedness owing to Schick or any Subsidiary.

            2.15 Environmental Matters. Except as set forth in Schedule 2.15, and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect with respect to Schick: (i) Schick and its Significant Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Schick and its Significant Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Schick or any of its Significant Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Schick or any of its Significant Subsidiaries; (iv) neither Schick nor its Significant Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Schick nor any of its Significant Subsidiaries has been associated with any release or threat of release of any Hazardous
Substance; (vi) neither Schick nor any of its Significant Subsidiaries has received any outstanding notice, demand, letter, claim or request for information alleging that Schick or any of its Significant Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Schick nor any of its Significant Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Schick or any of its Significant Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Schick pursuant to any Environmental Law.

            2.16 Brokers' and Finders' Fees. Except for advisory fees payable to UBS Securities LLC by Schick, neither Schick nor any Subsidiary of Schick has incurred, or will incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

            2.17 Filings with SEC. Since January 1, 2001, Schick has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). As of their respective dates, each of the Public Reports complied with the requirements of the Securities Act or the Securities Exchange Act, as the case may be, in all material respects. Except as set forth on Schedule 2.17, and to the extent corrected prior to the date hereof by a subsequently filed Public Report, none of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Schick has made available to Luxco a correct and complete copy of each Public Report (together with all exhibits and schedules thereto and as amended to date not otherwise available over the Internet).

            2.18 The Proxy Statement; Disclosure. The Proxy Statement will comply with the Securities Exchange Act. None of the information supplied or to be supplied by or on behalf of Schick for inclusion in the Proxy Statement to be filed with the SEC will, at the time the Proxy Statement is mailed to the stockholders of Schick, at the time of the Schick Stockholders Meeting or as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Schick with respect to statements made or incorporated by reference therein about Luxco or Sirona supplied by Luxco or Sirona for inclusion or incorporation by reference in the Proxy Statement.

            2.19 Board Approval. The Schick Board has, by resolutions duly adopted at a meeting of all directors duly called and held and not subsequently rescinded or modified in any way (i) determined that the Exchange Transactions are consistent with and in furtherance of the long-term business interests of Schick and fair to, and in the best interests of, Schick and its stockholders and declared the adoption of the Certificate Amendment, this Agreement and the Exchange Transactions to be advisable, (ii) approved this Agreement, the Certificate Amendment and the other Transaction Documents to which Schick is a party, and (iii) determined to recommend to the stockholders of Schick that such Stockholders approve and adopt this Agreement and the Certificate Amendment and approve the Exchange Transactions at the Schick Stockholders' Meeting.

            2.20 Opinion of Financial Advisor. The financial advisor of Schick, UBS Securities LLC, has delivered to the Schick Board an opinion dated on or about the date of this Agreement to the effect that, as of such date, the Schick Shares to be issued by Schick to Luxco in the Exchange Transactions, are fair from a financial point of view to the holders of Common Stock.

            2.21 Delaware 203; Takeover Statute. The Schick Board has taken all actions necessary to ensure that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in such Section) will not apply to the execution, delivery or performance of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby, including the issuance of the Schick Shares. The execution, delivery and performance of this Agreement or any of the other Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not cause to be applicable to Schick any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws.

            2.22 Investment Representations. Schick is acquiring the Sirona Shares pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws. Schick is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations.

            2.23  Exchanged  Shares.   Upon  issuance  in  compliance  with  the
provisions of this Agreement, the Schick Shares will be validly issued, fully paid, and nonassessable, and will be free and clear of any Liens.

            2.24 Disclosure. The representations and warranties of Schick contained in this Agreement and in each certificate, schedule or exhibit furnished or to be furnished by or on behalf of Schick pursuant hereto, or in connection with the transactions contemplated hereby, taken together, do not contain and will not contain any untrue statement of a material fact and do not or will not omit to state a material fact necessary to make the statements or facts contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SIRONA

      Sirona represents and warrants to Schick that the statements contained in this Article 3 are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date, subject to the limited exceptions specifically disclosed in writing in the disclosure schedules supplied by Sirona or Luxco to Schick dated as of the date hereof, certified by a duly authorized officer of Sirona or Luxco, as follows (it being understood that whenever in this Article 3 a representation or warranty is made in respect of Sirona, it is also made in respect of Sirona's Significant Subsidiaries):

            3.1 Organization; Standing and Power; Charter Documents;
Subsidiaries.

                  (a) Organization; Standing and Power. Sirona and each of its Subsidiaries is an entity duly organized and validly existing under the laws of the jurisdiction of its organization, have full organizational power and authority to own, lease and operate their properties and to carry on their businesses as now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Sirona, and each is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Sirona.

                  (b) Charter Documents. Sirona has made available to Schick a copy of its articles of association, as amended to date (the "Sirona Charter Documents") and the articles of association (or equivalent governing documents) of each of its Significant Subsidiaries, each as amended to date (collectively, the "Sirona Subsidiary Charter Documents") and all such instruments are in full force and effect. Neither Sirona nor its Significant Subsidiaries are in default in any material respect under or in violation in any material respect of any of the provisions of the Sirona Charter Documents or the Sirona Subsidiary Charter Documents, respectively.

                  (c) Subsidiaries. Set forth on Schedule 3.1(c) is a list setting forth for each Subsidiary of Sirona its name, jurisdiction of organization and a description of Sirona's ownership interest. Other than as set forth on Schedule 3.1(c), Sirona has no Subsidiaries.

            3.2 Capital Structure.

                  (a) Capital Stock. The entire authorized capital stock of Sirona (the "Sirona Capital Stock") consists solely of two shares, both of which are issued and outstanding.

All of the issued and outstanding shares of Sirona Capital Stock have been duly authorized and validly issued, are fully paid and non-assessable, and are free of any preemptive rights, rights of participation, rights of maintenance or any similar rights. The issued and outstanding shares of Sirona Capital Stock were not issued in violation of the preemptive rights of any Person or any Contract or Legal Requirement by which Sirona at the time of issuance was bound including federal and state securities laws. As of the date hereof, there are no shares of Sirona Capital Stock held in treasury by Sirona. Except as set forth in Schedule 3.2(a): (i) none of the outstanding shares of Sirona Capital Stock is subject to any right of first refusal in favor of Sirona or any other Person, and (ii) there is no Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Sirona Capital Stock. Sirona is not under any material obligation, nor is it bound by any material Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Sirona Capital Stock.

                  (b)  Other  Securities.  Except  as  otherwise  set  forth  in
Schedule 3.2(b), there are not issued, outstanding or authorized any (i) securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Sirona or any Subsidiary of Sirona is a Party or by which it is bound obligating Sirona or such Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Sirona Capital Stock or other securities of Sirona or such Subsidiary, or obligating Sirona or such Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking or that that would vest or become exercisable as a result of the transactions contemplated hereby, (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the Sirona Capital Stock or other securities of Sirona or any Subsidiary of Sirona, (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which Sirona or any Subsidiary of Sirona is or may become obligated to sell or otherwise issue any shares of its Sirona Capital Stock or any other securities of Sirona or such Subsidiary,
(iv) agreement to register any security of Sirona or any Subsidiary of Sirona on a come-along, drag-along or other basis, or (v) dividends that have accrued but are unpaid or which have been declared but are unpaid on the Sirona Capital Stock. Schedule 3.2(b) sets forth a correct and complete list of each of the foregoing, and the record and beneficial owner thereof, a description of the nature of such security, the amount of securities held, the exercise, exchange or conversion rights relating thereto, including a schedule of vesting, the exercise price per share, the term of each such security, whether such security is intended to qualify as an incentive stock option under applicable tax law, any restriction on exercise and the type and amount of securities into which such securities are exchangeable, exercisable or convertible.

                  (c) Stockholder Agreements. Except as set forth in Schedule 3.2(c), there are no stockholder agreements, voting trusts or other agreements or understandings to which Sirona is a party or by which it is bound relating to any shares of Sirona Capital Stock.

                  (d) Compliance with Legal Requirements. All outstanding shares of Sirona Capital Stock and all outstanding options and warrants to acquire Sirona Capital Stock have been issued and granted in compliance in all material respects with (i) all applicable Legal Requirements and (ii) all requirements set forth in applicable Contracts.

            3.3 Authority; Non-Contravention; Necessary Consents.

                  (a) Authority. The execution and delivery of this Agreement and the other Transaction Documents to which Sirona is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary organizational action on the part of Sirona and no other organizational proceedings on the part of Sirona are necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents to which Sirona is a party or to consummate the Exchange Transactions and the other transactions contemplated hereby and thereby other than any organizational proceedings which may be, or become, necessary by law or regulation. This Agreement and the other Transaction Documents to which Sirona is a party have been duly executed and delivered by Sirona and, assuming the due authorization, execution and delivery by Schick and Luxco, constitute the valid and binding obligations of Sirona, enforceable against Sirona in accordance with their respective terms subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

                  (b) Non-Contravention. Except as set forth in Schedule 3.3(b), the execution and delivery of this Agreement and the other Transaction Documents to which Sirona is a party by Sirona do not, and performance of this Agreement and the other Transaction Documents to which Sirona is a party by Sirona will not (i) contravene or conflict with or constitute a violation of the Sirona
Charter Documents or any resolution adopted by its stockholders, the Sirona Board or any committee of the Sirona Board, (ii) subject to compliance with and filings under the Hart-Scott-Rodino Act and any additional consents and filings under any foreign antitrust, competition, premerger notification or trade regulation law, regulation or order, contravene or conflict with or constitute a violation of any Legal Requirement applicable to Sirona, (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair Sirona's rights or alter the rights or obligations of any third Person under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than a Lien for taxes) on any of the assets of Sirona or any of its Significant Subsidiaries pursuant to any Contract to which Sirona or any of its Significant Subsidiaries is a party or (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify any Sirona Permit, except where any of the foregoing in clauses (ii), (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Sirona.

                  (c)  Consents.  Except as set  forth in  Schedule  3.3(c),  no consent, approval, failure to object, order or authorization of, or registration, declaration or filing with any Governmental Entity or any other Person is required to be obtained or made by Sirona in connection with the execution and delivery of this Agreement or the consummation of the Exchange Transactions and other transactions contemplated by this Agreement, except for
(i) any such consent, approval, failure to object, order or authorization of, or registration, declaration or filing, the absence of which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on Sirona, (ii) the applicable requirements, if any, of the Securities Exchange Act and (iii) compliance with and filings under the Hart-Scott-Rodino Act and any additional consents and filings under any foreign antitrust, competition, premerger notification or trade regulation law, regulation or order.

            3.4 Financial Statements; Indebtedness; Undisclosed Liabilities.

                  (a) Sirona Financial Statements. Attached to Schedule 3.4 are the following financial statements: (i) the audited pro forma consolidated financial statements of Sirona GmbH as of September 30, 2004 (the "Audited Financials"); and (ii) the unaudited consolidated financial statements of Sirona as of June 30, 2005 in the management account format, for the nine-month period then ended, which are preliminary, estimated and pro forma as described on
Schedule 3.4(a) and any annexes thereto (the "Unaudited Financials", and together with the Audited Financials, the "Sirona Financials"). Except as set forth on Schedule 3.4(a), (i) the Sirona Financials were prepared in accordance with German GAAP (except as may be indicated in the notes thereto) and (ii) the Unaudited Financials fairly presented in all material respects the preliminary, estimated, consolidated financial position in the management account format, as described on Schedule 3.4 and the annexes thereto, and the Audited Financials fairly presented in all material respects the pro forma consolidated financial position of Sirona GmbH or Sirona and their respective consolidated Subsidiaries, as the case may be, as at the respective dates thereof and the results of Sirona GmbH's or Sirona's, as the case may be, operations and cash flows for the periods indicated (subject to in the case of any unaudited financial statements to the absence of footnote disclosure and normal and recurring year-end adjustments).

                  (b) Indebtedness. Except (i) as reflected in the Sirona Financials or in the notes thereto, (ii) for Indebtedness that has been incurred by Sirona and its Subsidiaries since June 30, 2005 in the ordinary course of business, (iii) as set forth in Schedule 3.4(b) and (iv) the Sirona Note, none of Sirona or its Significant Subsidiaries has, or is party to any Contracts relating to, Indebtedness owed to any Person (other than to or among Sirona and any of its Subsidiaries) in excess of (euro)10,000,000 in the aggregate.

                  (c) Undisclosed Liabilities. Except as set forth on Schedule 3.4(c) or in any other Schedule to Article 3 or as reflected in the Sirona Financials or in the notes thereto, and except for normal or recurring liabilities incurred since June 30, 2005 in the ordinary course of business, Sirona and its Significant Subsidiaries do not have any liabilities, either accrued, contingent or otherwise of a nature required to be reflected in financial statements in accordance with German GAAP, and whether due or to become due, which individually or in the aggregate are reasonably likely to have a Material Adverse Effect with respect to Sirona.

            3.5  Absence  of Certain  Changes or Events.  Except as set forth in
Schedule 3.5, since June 30, 2005, Sirona and each of its Significant Subsidiaries has conducted its respective business in all material respects in the ordinary course of business. Since June 30, 2005, Sirona and each of its Significant Subsidiaries has, in all material respects, preserved their respective business relationships with employees, suppliers, creditors, customers and others transacting business with it. Without limiting the generality of the foregoing, except as set forth in Schedule 3.5, since June 30, 2005, there has not occurred any of the following: (a) any Material Adverse Change with respect to Sirona; (b) any declaration, setting aside for or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of any Sirona Capital Stock, or any purchase, redemption or other acquisition by Sirona of any Sirona Capital Stock or any other securities of Sirona or any options, warrants, calls or rights to acquire any such capital stock or other securities except for purchases, redemptions or other acquisitions of securities from officers, directors, employees or other services providers in the ordinary course of business; (c) except as required by the pronouncements of the Financial Accounting Standards Board or the accounting standards bodies in Germany that become or have become, effective as to Sirona after June 30, 2005, any material change in accounting methods, principles or practices employed by Sirona or any of its Significant Subsidiaries; or (d) any action or event that would have required the consent of Schick pursuant to Section 5.2 of this Agreement had such action or event occurred after the date of this Agreement.

            3.6 Taxes. Except as set forth in Schedule 3.6, Sirona and each of its Significant Subsidiaries have (i) filed all federal, state, local and foreign tax returns and reports required to be filed by them with respect to any taxable period ending on or before the Closing Date (taking into account extensions), (ii) paid or accrued all Taxes due and payable, and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clause (i), (ii) or (iii) for any such filings, payments or accruals which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect with respect to Sirona. Except as set forth in Schedule 3.6, no taxing authority has asserted any claim for Taxes which is unresolved, or to the Knowledge of Sirona, is threatening to assert any claims for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect with respect to Sirona. Sirona and each of its Significant Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities (or are properly holding for such payment) all Taxes required by applicable law to be withheld or collected, except for amounts which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect with respect to Sirona. There are no Liens for Taxes upon the assets of Sirona or any of its Significant Subsidiaries (other than Liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for Liens which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect with respect to Sirona.

            3.7 Intellectual Property. Sirona and its Significant Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all Intellectual Property that is necessary to the continued conduct of the business of Sirona and its Significant Subsidiaries as currently conducted, subject to such exceptions that would not be reasonably likely to have a Material Adverse Effect with respect to Sirona. Except as set forth on Schedule 3.7 hereto, during the last three years, neither Sirona nor any of its Significant Subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to any material Intellectual Property that is owned or used by, or licensed to, Sirona or any Significant Subsidiaries.

            3.8 Compliance with Laws; Permits.

                  (a) Compliance with Laws. Except as set forth on Schedule 3.8(a), Sirona and its Significant Subsidiaries have complied with, are not in violation of, and have not received any notices of violation with respect to, any applicable Legal Requirement with respect to the conduct of their businesses, or the ownership or operation of their businesses, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect with respect to Sirona. There is no judgment, injunction, order or decree binding upon Sirona or any Significant Subsidiary which has or would reasonably be expected to have the effect of, in any material respect, prohibiting or materially impairing any business practice of Sirona or such Significant Subsidiary, any acquisition of property by Sirona or such Significant Subsidiary or the conduct of business by Sirona or such Significant Subsidiary as currently conducted. Neither Sirona nor any Significant Subsidiary has ever been or is now subject to the United States Food and Drug Administration's Application Integrity Policy.

                  (b) Permits. Sirona and its Significant Subsidiaries hold, to the extent necessary under Legal Requirements, all Permits that are material to and required for the operation of the business of Sirona or its Significant Subsidiaries, as currently conducted, except where the failure to hold such Permits would not reasonably be expected to have a Material Adverse Effect on Sirona (collectively, the "Sirona Permits"). No suspension or cancellation of any of the Sirona Permits is pending or, to the Knowledge of Sirona, threatened. Sirona is in compliance in all material respects with the terms of the Sirona Permits.

            3.9 Litigation.

                  (a)  Litigation  Disclosure.  Except as set forth on  Schedule
3.9(a), there is (i) no Proceeding pending or, to the Knowledge of Sirona, threatened against Sirona or any of its Significant Subsidiaries; and (ii) no judgment, order, injunction, decree, stipulation or award (whether rendered by a court, administrative agency, or by arbitration, pursuant to a grievance or other procedure) against or relating to Sirona or any of its Significant
Subsidiaries which, in the case of either clause (i) above, if adversely determined, or clause (ii) above, would reasonably be expected to result in a loss to Sirona or any of its Significant Subsidiaries in excess of
(euro)1,000,000 in each individual case.

                  (b) Indemnification Agreements. Schedule 3.9(b) identifies each Contract and any Persons covered by such Contract to which Sirona or any of its Significant Subsidiaries is a party providing that such Person will either be indemnified or otherwise reimbursed in respect of claims that may be made against such Person, and/or attorneys fees therefor, relating to such Person's employment, officership or directorship with Sirona or such Significant Subsidiary.

            3.10 Material Contracts.

                  (a)  Material  Contracts.  Except  as  otherwise  set forth in
Schedule 3.10 and Contracts solely between or among Sirona and/or its Subsidiaries neither Sirona nor any of its Significant Subsidiaries is a Party to or bound by any of the following (each, a "Sirona Material Contract"):

                        (i) any material Contract providing for bonuses, stock, options, stock purchases, profit sharing or the like;

                        (ii) any employment Contract or Contract for services (other than for services by independent contractors) which requires the payment of more than (euro)250,000 annually in total cash compensation;

                        (iii) any Contract providing for severance or other compensation or benefits in excess of (euro)250,000 (x) in the event of a termination of employment or in the event of termination of consulting or similar services provided by any person who is a former employee, officer or director of Sirona or any of its Significant Subsidiaries or (y) in connection with the transactions contemplated by this Agreement;

                        (iv) any Contract (x) with a supplier (including any service provider) that involves consideration in excess of (euro)3,000,000 per annum or (y) with any other Person that involves consideration in excess of (euro)5,000,000 per annum;

                        (v)  any  Contract   containing   covenants   materially
      limiting the freedom of Sirona or any Significant Subsidiary to compete in any line of business or with any Person anywhere in the world;

                        (vi) any material partnership, joint venture or other similar Contract; or

                        (vii) any Contract providing for the license of Intellectual Property between Sirona or any Significant Subsidiary and any third party that involves the exchange of consideration in excess of
      (euro)500,000 per annum.

                  (b) Breach of Contracts. All Sirona Material Contracts are valid and in full force and effect except to the extent they have previously expired in accordance with their terms or except if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Sirona. Neither Sirona nor any Significant Subsidiary has violated any provision of, or committed or failed to perform any act which with or without notice, lapse of time or both would constitute a default under the provisions of, any Sirona Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect with respect to Sirona.

            3.11 Benefit Plans; Labor.

                  (a) Benefit Plans. Schedule 3.11(a) lists each material Employee Plan that Sirona or any of its Significant Subsidiaries maintains or to which any of Sirona or its Significant Subsidiaries contributes or with respect to which Sirona or any of its Significant Subsidiaries has any material liability; provided that Schedule 3.11(a) need not list individual bonuses or commissions paid or payable in the ordinary course of business. Each such Employee Plan (and each related trust, insurance contract, or fund) has been maintained, funded and administered in accordance with the terms of such Employee Plan, except as would not have a Material Adverse Effect on Sirona, and complies in form and in operation in all respects with all applicable Legal Requirements (either required as a matter of law or to obtain the intended tax treatment and tax benefits), except where the failure to comply would not have a Material Adverse Effect on Sirona. Any material contributions (including all employer contributions and employee salary reduction contributions), premiums or other payments that are due have been made to or in respect of each such Employee Plan and an accrual has been made on the books of Sirona or the relevant Significant Subsidiary in accordance with German GAAP for all material benefits accrued and material contributions due as of the date hereof. Except as set forth on Schedule 3.11(a), neither Sirona nor any of its Significant Subsidiaries maintains, sponsors, contributes to or has any liability with respect to any Employee Plan that is a "defined benefit plan," a "multiemployer plan," a "multiple employer plan" or a "multiple employer welfare arrangement," within the meaning of applicable Legal Requirements. No director, officer, employee or other fiduciary of Sirona or any Significant Subsidiary has committed any material breach of fiduciary responsibility imposed by applicable Legal Requirements with respect to the Employee Plans listed on Schedule 3.11(a). No material prohibited transaction (as defined in applicable Legal Requirements) has occurred with respect to any Employee Plan of Sirona or any of its Significant Subsidiaries. Neither Sirona nor any Significant Subsidiary has any actual or potential material liability for death or medical benefits following separation from employment, other than those benefits required by applicable Legal Requirements.

                  (b) Labor. Except as set forth in Schedule 3.11(b), neither Sirona nor any of its Significant Subsidiaries is a party to or otherwise bound by any material collective bargaining agreement, Contract or understanding with a labor union or labor organization, nor is Sirona or any of its Significant Subsidiaries the subject of any material Proceeding asserting that Sirona or any of its Significant Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, is there pending or, to the Knowledge of Sirona, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Sirona or any of its Significant Subsidiaries.

            3.12 Property.

                  (a) Real Property. Sirona and its Subsidiaries have good and marketable title to the real properties set forth on Schedule 3.12(a) free and clear of Liens, except for Permitted Liens and except for matters that would not have a Material Adverse Effect with respect to Sirona. Schedule 3.12(a) sets forth a list of all material real properties leased or occupied by Sirona or its Significant Subsidiaries for the operation of their respective business, including the address of each such property (the "Sirona Real Estate"). Other than any leases or occupancy agreements solely between or among Sirona and/or its Subsidiaries, Schedule 3.12(a) identifies all of the material leases or other occupancy agreements with respect to the Sirona Real Estate (the "Sirona Leases") and any material amendments or modifications to the Sirona Leases. Each Sirona Lease is in full force and effect, and no material breach or default exists by Sirona or any Significant Subsidiary (or, to the Knowledge of Sirona, by any other party thereto), nor has any event or condition occurred which could (with the giving of notice or the passage of time or both) constitute a material breach or default, under any Sirona Lease.

                  (b)  Tangible  Personal  Property.  Except  as  set  forth  on
Schedule 3.12(b) hereto, (i) Sirona and each Significant Subsidiary has good title to all of the items of its tangible personal property reflected on the June 30, 2005 balance sheet contained in the Sirona Financials, except as sold or disposed of subsequent to the date thereof in the ordinary course of business, and (ii) all such tangible personal property is owned free and clear of all Liens, except for (A) Liens identified on Schedule 3.12(b), (B) Liens which, individually or in the aggregate, do not materially detract from the value, or materially interfere with the present use, of Sirona's or any of its Significant Subsidiaries' aggregate tangible personal property (excluding any Liens in favor of any Related Party), and (C) Permitted Liens.

            3.13  Insurance.  Except as set forth on Schedule  3.13,  (i) all of
Sirona's and its Significant Subsidiaries' material policies and contracts for property, casualty and director's and officer's liability insurance or substantially identical policies (in terms of scope and level of coverage) (the "Sirona Insurance Policies") are in full force and effect, (ii) the Sirona Insurance Policies are in full force and effect and will not lapse or be subject to suspension, modification, revocation, cancellation, termination or non-renewal by reason of the execution, delivery or performance of this Agreement or of any transaction in connection with this Agreement, (iii) and are sufficient in all material respects for compliance with all applicable Legal Requirements, (iv) Sirona and its Significant Subsidiaries are current in all premiums or other payments due under each Sirona Insurance Policy and have otherwise performed in all material respects all of their respective obligations thereunder, and (v) neither Sirona nor its Significant Subsidiaries have received, during the past three years from any insurance carrier with which it has carried any material insurance, any refusal of coverage or notice of material limitation of coverage or any notice that a defense will not be afforded or will be afforded with reservation of rights.

            3.14  Related  Party  Transactions.  Except as set forth in Schedule
3.14 or otherwise expressly disclosed in the notes to the Sirona Financials, no Related Party of Sirona (other than Sirona and its Subsidiaries) (i) is a party to any Contract with, or relating to the business or operations of, Sirona or any of its Significant Subsidiaries; (ii) is a party to any Contract for or relating to Indebtedness of Sirona or any of its Significant Subsidiaries (other than loans to any employee in an aggregate amount less than (euro)50,000 in the ordinary course of business); (iii) who is an officer or director of Sirona or any of its Subsidiaries has any Indebtedness to Sirona or any Subsidiary; or
(iv) owns or has the right to use any material property (real, personal or mixed), tangible, or intangible, used or currently intended to be used in, the business or operations of Sirona or any of its Significant Subsidiaries. As of the Closing, no officer or director of Sirona or any Subsidiary will have any Indebtedness owing to Sirona or any Subsidiary.

            3.15 Environmental Matters. Except as set forth in Schedule 3.15, and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect with respect to Sirona: (i) Sirona and its Significant Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Sirona and its Significant Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Sirona or any of its Significant Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Sirona or any of its Significant Subsidiaries; (iv) neither Sirona nor its Significant Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Sirona nor any of its Significant Subsidiaries has been associated with any release or threat of release of any Hazardous
Substance; (vi) neither Sirona nor any of its Significant Subsidiaries has received any outstanding notice, demand, letter, claim or request for information alleging that Sirona or any of its Significant Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Sirona nor any of its Significant Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental

Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Sirona or any of its Significant Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Sirona pursuant to any Environmental Law.

            3.16 Brokers' and Finders' Fees. Except as set forth on Schedule 3.16, neither Sirona nor any Subsidiary of Sirona has incurred, or will incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

            3.17 The Proxy Statement; Disclosure. None of the information supplied or to be supplied by or on behalf of Sirona or Luxco for inclusion in the Proxy Statement to be filed with the SEC will, at the time the Proxy Statement is mailed to the stockholders of Schick, at the time of the Schick Stockholders Meeting or as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Sirona with respect to statements made or incorporated by reference therein about Schick supplied by Schick for inclusion or incorporation by reference in the Proxy Statement. The representations and warranties of Sirona contained in this Agreement and in each certificate, schedule or exhibit furnished or to be furnished by or on behalf of Sirona pursuant hereto, or in connection with the transactions contemplated hereby, taken together, do not contain and will not contain any untrue statement of a material fact and do not or will not omit to state a material fact necessary to make the statements or facts contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF LUXCO

      Luxco represents and warrants to Schick that the statements contained in this Article 4 are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date, subject to the limited exceptions specifically disclosed in writing in the disclosure schedules supplied by Luxco or Sirona to Schick dated as of the date hereof and certified by a duly authorized officer of Luxco or Sirona, as follows:

            4.1 Organization; Power; Charter Documents. Luxco is a societe en commandite par actions, duly organized and validly existing under the laws of the Grand Duchy of Luxembourg and has all organizational power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Luxco. Luxco has made available to Schick a copy of its articles of association, as amended to date (the "Luxco Charter Documents"), and such instruments are in full force and effect. Luxco is not in default in any material respect under or in violation in any material respect of any of the provisions of the Luxco Charter Documents.

            4.2 Authority; Non-Contravention; Necessary Consents.

                  (a) Authority. The execution and delivery of this Agreement and the other Transaction Documents to which Luxco is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary organizational action on the part of Luxco and no other organizational proceedings on the part of Luxco are necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents to which Luxco is a party or to consummate the Exchange Transactions and the other transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to which Luxco is a party have been duly executed and delivered by Luxco and constitute the valid and binding obligations of Luxco, enforceable against Luxco in accordance with their respective terms subject to
(i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

                  (b) Non-Contravention. Except as set forth in Schedule 4.2(b), the execution and delivery of this Agreement and the other Transaction Documents to which Luxco is a party by Luxco do not, and performance of this Agreement and the other Transaction Documents to which Luxco is a party by Luxco will not (i) contravene or conflict with or constitute a violation of the Luxco Charter Documents or any resolution adopted by its securityholders, the Luxco Board or any committee of the Luxco Board, or (ii) subject to compliance with and filings under the Hart-Scott-Rodino Act and any additional consents and filings under any foreign antitrust, competition, premerger notification or trade regulation law, regulation or order, contravene or conflict with or constitute a violation of any Legal Requirement applicable to Luxco, except where any of the foregoing in clause (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Luxco. Except as set forth in
Schedule 4.2(b), Luxco is not party to, or bound by, any Contract, Permit or other instrument which would require consent as a result of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except as would not reasonably be expected to have a Material Adverse Effect on Luxco.

                  (c)  Consents.  Except as set  forth in  Schedule  4.2(c),  no consent, approval, failure to object, order or authorization of, or registration, declaration or filing with any Governmental Entity or any other Person is required to be obtained or made by Luxco in connection with the execution and delivery of this Agreement or the consummation of the Exchange Transactions and other transactions contemplated by this Agreement, except for
(i) any such consent, approval, failure to object, order or authorization of, or registration, declaration or filing, which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on Luxco and
(ii) compliance with and filings under the Hart-Scott-Rodino Act and any additional consents and filings under any foreign antitrust, competition, premerger notification or trade regulation law, regulation or order.

            4.3 Capital Structure.

                  (a) Capital. The entire authorized capital of Luxco consists of (euro)20,149,702.50 of which (euro)150,646.25 has been subscribed, consisting of 120,517 ordinary shares of Luxco with a nominal value of (euro)1.25 each ("Luxco Capital Stock") which are issued. All of the issued shares of Luxco Capital Stock have been duly authorized and validly issued, are fully paid, and except as set forth in Schedule 4.3(a), are free of any preemptive rights, rights of participation, rights of maintenance or any similar rights. The issued shares of Luxco Capital Stock were not issued in violation of the preemptive rights of any Person or any Contract or Legal Requirement by which Luxco at the time of issuance was bound including federal and state securities laws. As of the date hereof, there are no shares of Luxco Capital Stock held in treasury by Luxco. Except as set forth in Schedule 4.3(a): (i) none of the issued shares of Luxco Capital Stock is subject to any right of first refusal in favor of Luxco or any other Person, and (ii) there is no Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Luxco Capital Stock. Luxco is not under any material obligation, nor is it bound by any material Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Luxco Capital Stock.

                  (b) Stockholder Agreements. Except as set forth in Schedule 4.3(b), there are no stockholder agreements, voting trusts or other agreements or understandings to which Luxco is a party or by which it is bound relating to the voting of any shares of Luxco Capital Stock. Except as set forth in Schedule 4.3(b), Luxco has made available to Schick a true, correct and complete copy of each agreement listed on Schedule 4.3(b).

            4.4 Investment Representations. Luxco is acquiring the Restricted Securities acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws. Luxco is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations. Notwithstanding the foregoing, nothing contained herein shall prevent Luxco and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 6.9 hereof.

            4.5 Exchanged Shares and Note. Except as set forth on Schedule 4.5, Luxco owns the Sirona Shares and the Sirona Note to be transferred to Schick pursuant to this Agreement, free and clear of all Liens.

            4.6 Disclosure. The representations and warranties of Luxco contained in this Agreement and in each certificate, schedule or exhibit furnished or to be furnished by or on behalf of Luxco pursuant hereto, or in connection with the transactions contemplated hereby, taken together, do not contain and will not contain any untrue statement of a material fact and do not or will not omit to state a material fact necessary to make the statements or facts contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE 5
                   COVENANTS RELATING TO CONDUCT OF BUSINESSES

            5.1 Covenants of Schick. Notwithstanding anything in this Agreement to the contrary, Schick shall be permitted to make and pay to its stockholders, and its stockholders shall be permitted to accept the Transaction Dividend. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date (except as set forth on Schedule 5.1 or as expressly contemplated or permitted by this

Agreement or except as required by a Governmental Entity or applicable law or to the extent that Luxco shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

                  (a) Ordinary Course. Schick and its Subsidiaries shall carry on their respective businesses in the ordinary course of business and shall use reasonable best efforts to preserve intact their present business organizations and their relationships with material customers, suppliers and others having material business dealings with them.

                  (b) Dividends; Changes in Share Capital. Except for the Transaction Dividend, Schick shall not, and shall not permit any of its Subsidiaries to, and shall not propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock (other than dividends or distributions by any Schick Subsidiary to any other Schick Subsidiary or to Schick), (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or
(iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock except repurchases, redemptions or acquisitions from officers, directors, employees or other service providers in the ordinary course of business.

                  (c) Issuance of Securities; Changes to Options. Schick shall not, and shall cause its Subsidiaries not to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any of its Voting Debt or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares or Voting Debt, or enter into any agreement with respect to any of the foregoing. Except as expressly set forth in this Agreement, Schick and the
Schick Board and any committee thereof shall not, and shall cause Schick's Subsidiaries not to, grant, amend, modify, waive or take any action with respect to any Schick Options, Schick Options Plans, or Schick Warrants or agreements pursuant to which any Schick Warrants have been or could be issued (including any actions that would trigger any anti-dilution or other adjustment provision in any such plans or agreements) or accelerate the vesting of any Schick Options. Notwithstanding anything in this Section 5.1(c) to the contrary, Schick shall be permitted to issue shares of Common Stock upon the exercise, cashless or otherwise, of Schick Options and Schick Warrants outstanding as of the date hereof in accordance with their present terms or as their vesting may be automatically accelerated in accordance with their present terms. Notwithstanding anything else herein to the contrary, Schick shall be permitted to (i) make a loan after the date hereof to any employee of Schick or its Subsidiaries (other than any of the persons listed on Schedule 5.1(c)(i)) in an amount not to exceed the exercise price of the outstanding vested options to acquire Common Stock held by such employee (to the extent such options are set forth on Schedule 2.4 or the letter referred to in Section 2.4); provided that
(x) any such loan shall have a maturity date that is not later than the earlier of the date on which Schick would be prohibited by law from having such loan be outstanding or the date the Transaction Dividend is paid, (y) any such loan shall be full recourse to such employee and shall be secured by the shares received upon exercise of such option and (z) such loan shall be required to be prepaid with any proceeds such employee may receive in connection with the Transaction Dividend; provided further that the aggregate amount of all such loans shall not exceed $2,500,000.

                  (d) Organizational Documents. Except to the extent required to comply with their respective obligations hereunder or by applicable Legal Requirements, Schick and its Subsidiaries shall not amend or propose to amend the Schick Charter Documents or the Schick Subsidiary Charter Documents.

                  (e) Indebtedness and Other Matters. Schick shall not, and shall not permit any of its Significant Subsidiaries to, (i) incur or become obligated in respect of any Indebtedness in excess of $2,000,000 in the aggregate other than (A) Indebtedness existing on the date hereof, (B) Indebtedness for borrowed money under existing working capital facilities in the ordinary course of business, (C) Indebtedness owed to Schick or any of its Significant Subsidiaries or (D) Indebtedness incurred to fund the Transaction Dividend, (ii) make any loans or advances in excess of $1,000,000 in the aggregate other than by Schick or its Subsidiaries to or in Schick or its Subsidiaries or other than to customers for the purchase of products from Schick or its Subsidiaries in the ordinary course of business, (iii) except for acquisitions of cash equivalents and publicly traded securities or as set forth on Schedule 5.1(e)(iii), make any capital contributions to, or investments in, any other Person or group of related Persons (other than by Schick or its Subsidiaries to or in Schick or its Subsidiaries) or form or acquire any new Subsidiary or acquire any capital stock or equity securities in any business or Person (other than Schick or its Subsidiaries), in any case, with an aggregate fair market value in excess of (x) $1,000,000, unless notice of such event is provided to Sirona promptly following such event or (y) $3,000,000 (whether or not subsequent notice is given), (iv) make or commit to make any capital expenditures in excess of $500,000 in the aggregate in any one quarter, (v) sell, lease, license or otherwise encumber or dispose of any assets or properties (other than sales in the ordinary course of business and sales among Schick and its Significant Subsidiaries) with an aggregate fair market value in excess of (x) $500,000 unless notice of such event is provided to Sirona promptly following such event or (y) $1,000,000 (whether or not subsequent notice is given), or (vi) agree, or commit to agree, to take any of the actions described in this Section 5.1(e). Schick shall keep Sirona reasonably informed on a timely basis with respect to any transactions that Schick is permitted to undertake pursuant the terms of Section 5.1(e)(iii).

                  (f) Benefit Plans and Other Employee Compensation. Schick shall not, and shall not permit any of its Significant Subsidiaries to, (i) establish, adopt, enter into, or amend in any material respect any material Employee Plan of Schick or its Significant Subsidiaries, except as required by law or (ii) increase the compensation payable or to become payable to any of the officers listed on Schedule 5.1(f) Part A hereto or any replacements therefor or, except in the ordinary course of business consistent with prior practices, other employees. Notwithstanding anything to the contrary herein, Schick shall be permitted to pay a special one-time bonus at the same time as the payment of the Transaction Dividend in an aggregate amount not to exceed $2,176,367.60 to the persons and in the amounts set forth on Schedule 5.1(f) Part B.

            5.2 Covenants of Sirona. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date (except as set forth on Schedule 5.2 or as expressly contemplated or permitted by this Agreement or except as required by a Governmental Entity or applicable law or to the extent that Schick shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

                  (a) Ordinary Course. Sirona and its Subsidiaries shall carry on their respective businesses in the ordinary course of business and shall use reasonable best efforts to preserve intact their present business organizations and their relationships with material customers, suppliers and others having material business dealings with them.

                  (b) Dividends; Changes in Share Capital. Sirona shall not, and shall not permit any of its Subsidiaries to, and shall not propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock (other than dividends or distributions (x) by any Sirona Subsidiary to any other Sirona Subsidiary or to Sirona or (y) to Luxco to fund repurchases, redemptions or acquisitions of equity securities from officers, directors, employees or other service providers in the ordinary course of business), (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock except repurchases, redemptions or acquisitions from officers, directors, employees or other service providers in the ordinary course of business.

                  (c) Issuance of Securities; Changes to Options. Sirona shall not, and shall cause its Subsidiaries not to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any of its Voting Debt or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares or Voting Debt, or enter into any agreement with respect to any of the foregoing. Except as expressly set forth in this Agreement, Sirona and the Sirona Board and any committee thereof shall not, and shall cause Sirona's Subsidiaries not to, grant, amend, modify, waive or take any action with respect to any options, options plans, or warrants related to Sirona Capital Stock.

                  (d) Organizational Documents. Except to the extent required to comply with their respective obligations hereunder or by applicable Legal Requirements or as set forth on Schedule 5.2(d), Sirona and its Subsidiaries shall not amend or propose to amend the Sirona Charter Documents or the Sirona Subsidiary Charter Documents.

                  (e) Indebtedness and Other Matters. Sirona shall not, and shall not permit any of its Significant Subsidiaries to, (i) incur or become obligated in respect of any Indebtedness in excess of (euro)10,000,000 in the aggregate other than (A) Indebtedness existing on the date hereof, (B) Indebtedness for borrowed money under existing working capital facilities in the ordinary course of business, or (C) Indebtedness owed to Sirona or any of its Significant Subsidiaries, (ii) make any loans or advances in excess of
(euro)2,000,000 in the aggregate other than by Sirona or its Subsidiaries to or in Sirona or its Subsidiaries or other than to customers for the purchase of products from Sirona or its Subsidiaries in the ordinary course of business,
(iii) except for acquisitions of cash equivalents and publicly traded securities, make any capital contributions to, or investments in, any other Person or group of related Persons (other than by Sirona or its Subsidiaries to or in Sirona or its Subsidiaries) or form or acquire any new Subsidiary or acquire any capital stock or equity securities in any business or Person (other than Sirona or its Subsidiaries), in any case, with an aggregate fair market value in excess of (x) (euro)1,000,000, unless notice of such event is provided to Schick promptly following such event or (y) (euro)15,000,000 (whether or not
subsequent  notice  is  given),   (iv)  make  or  commit  to  make  any
capital expenditures in excess of (euro)4,000,000 in the aggregate in any one quarter, (v) sell, lease, license or otherwise encumber or dispose of any assets or properties (other than sales in the ordinary course of business and sales among Sirona and its Significant Subsidiaries) with an aggregate fair market value in excess of (x) (euro)5,000,000, unless notice of such event is provided to Schick promptly following such event or (y) (euro)10,000,000 (whether or not subsequent notice is given), or (vi) agree, or commit to agree, to take any of the actions described in this Section 5.2(e).

                  (f) Benefit Plans and Other Employee Compensation. Sirona shall not, and shall not permit any of its Significant Subsidiaries to, (i) establish, adopt, enter into, or amend in any material respect any material Employee Plan of Sirona or its Significant Subsidiaries, except as required by law or (ii) increase the compensation payable or to become payable to any of the officers listed on Schedule 5.2(f) hereto or any replacements therefor or, except in the ordinary course of business consistent with prior practices, other employees.

            5.3 Advice of Changes; Government Filings. Each of the Parties shall
(a) promptly advise the other in writing of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) the failure by it (A) to comply with or satisfy in any respect any covenant, condition or agreement required to be complied with or satisfied by it under this Agreement that is qualified as to materiality or (B) to comply with or satisfy in any material respect any covenant, condition or agreement required to be complied with or satisfied by it under this Agreement that is not so qualified as to materiality or (iii) any change, event or circumstance that has had a Material Adverse Effect on such Party or materially and adversely affects its ability to consummate the transactions contemplated hereby in a timely manner, and (b) promptly notify each other of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement,
(ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, and (iii) any actions, suits, claims, investigations or proceedings commenced or, to such Party's Knowledge, threatened against, relating to or involving or otherwise affecting Schick or any of its Subsidiaries, on the one hand, or Luxco, Sirona or any of their Subsidiaries, on the other hand, which relate to the consummation of the transactions contemplated by this Agreement. Each such notification pursuant to clause (a) or (b) of the prior sentence made with respect to a matter or event first occurring after the date hereof and which was not known by such Exchange Party on or prior to the date hereof (each, a "Schedule Update") shall amend and supplement the appropriate Schedules to
Article 2, 3 or 4, as the case may be, delivered on the date hereof; provided, however, that no Schedule Update shall be taken into account for the purposes of
Section 7.2(a) or Section 7.3(a) hereof; provided further that any notice that is not a Schedule Update shall not have any effect on the representations and warranties made herein or modify or update the appropriate Schedules. The Parties shall file all reports (if any) required to be filed by each of them with the SEC between the date of this Agreement and the Closing Date and shall (to the extent permitted by law or regulation or any applicable confidentiality agreement) deliver to the other Party copies of all such reports promptly after the same are filed. Subject to applicable laws relating to the exchange of information, each of Schick and Luxco shall have the right to review in advance, and to the extent practicable each will consult with the other, with respect to all the information relating to the other Party and each of their respective Subsidiaries, which appears in any filings, announcements or publications made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement; provided that confidential information in any such filings, announcements or publications regarding Affiliates (other than Subsidiaries) of any Party need not be disclosed to any other Party. In exercising the foregoing right, each of the Parties agrees to act reasonably and as promptly as practicable. Each of Schick and Luxco agrees that, to the extent practicable, it will consult with the other Party with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each further agrees to keep the other apprized of the status of matters relating to completion of the transactions contemplated hereby. Notwithstanding anything to the contrary, nothing in this Agreement shall require any Party or its Subsidiaries to disclose any forward product plans, product specific cost information, pricing information, customer specific information, merchandising information, or other similar competitively sensitive information (collectively, "Competitively Sensitive Information") of such Party or its Subsidiaries so long as such Party promptly notifies the other Parties in writing of the nature of the specific Competitively Sensitive Information that it has withheld in reliance on this sentence.

                                    ARTICLE 6
                              ADDITIONAL AGREEMENTS

            6.1 Schick Stockholders Meeting; Preparation of the Proxy Statement.

                  (a) Schick Stockholders Meeting. Schick shall, as promptly as practicable after the SEC shall have approved or declined to review the Proxy Statement, duly call, give notice of, convene and hold a special meeting of its stockholders (the "Schick Stockholders Meeting") for the purpose of obtaining the Requisite Stockholder Approval, and subject to Section 6.4, the Schick Board shall recommend to the Schick Stockholders the approval and adoption of the
Certificate Amendment, this Agreement and the Exchange Transactions (the "Company Recommendation") and shall include such recommendation in the Proxy Statement; provided, however, that the Schick Board shall not be required to make such Company Recommendation to the extent that it conflicts with a Company Adverse Recommendation Change already made in accordance with Section 6.4(c). Schick shall (i) use its reasonable best efforts to solicit from its stockholders proxies in favor of the approval of the Certificate Amendment, the Exchange Transactions and this Agreement and will take all other action reasonably necessary or advisable to secure such vote or consent of its stockholders and (ii) ensure that the Schick Stockholders Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by it in connection therewith are solicited in compliance with the DGCL, the Schick Charter Documents and all other applicable Legal Requirements. The foregoing shall be at Schick's expense. Luxco shall vote or cause to be voted any of the shares of Common Stock owned of record or beneficially by Luxco or any of its Subsidiaries in favor of the Certificate of Amendment and this Agreement and the transactions contemplated by this Agreement. Immediately following the Requisite Stockholder Approval, Schick shall file, and cause to become immediately effective, the Certificate Amendment with the Secretary of State of the State of Delaware in accordance with the DGCL.

                  (b) Proxy Statement. Subject to the terms and conditions of this Agreement, as soon as practicable following the date of this Agreement, Schick shall prepare and file with the SEC the Proxy Statement with respect to the approval of the Certificate of Amendment and the Exchange Transactions and the adoption of this Agreement at the Schick Stockholders Meeting, and use its reasonable best efforts to have the Proxy Statement cleared by the SEC and mailed to Schick's stockholders after the Proxy Statement has been cleared by the SEC. The Parties shall cooperate with each other in the preparation of the Proxy Statement. Sirona and Luxco shall at their own expense furnish all information concerning them as may be required by law and the Exchange Act in connection with the preparation, filing and distribution of the Proxy Statement, which shall include, without limitation, Sirona's audited consolidated financial statements for its two most recent fiscal years specified on Schedule 6.1(b) (the "Sirona Audited U.S. GAAP Financials"), and any unaudited financial statements for any interim period required by the U.S. federal securities laws, in each case prepared in accordance with U.S. GAAP. Sirona shall use its reasonable best efforts to deliver to Schick the Sirona Audited U.S. GAAP Financials and any unaudited financial statements for any such interim period as promptly as practicable. In the event the Sirona Audited U.S. GAAP Financials are not completed on or prior to December 15, 2005, Luxco shall reasonably consult with Schick promptly thereafter regarding the status of the Sirona Audited U.S. GAAP Financials and the efforts that have been made prior to such date with respect to the preparation thereof and shall allow Schick to reasonably meet and consult with the accountants preparing the Sirona Audited U.S. GAAP Financials to a reasonable extent regarding the same. The Proxy Statement shall comply as to form and content in all material respects with the applicable provisions of the federal securities laws. Luxco and its counsel shall be given a reasonable opportunity to review and comment upon the Proxy Statement and any amendment or supplement thereto prior to the filing thereof with the SEC, and Schick shall consider any such comments in good faith. Schick agrees to provide to Luxco and its counsel any comments which Schick or its counsel may receive from the staff of the SEC with respect to the Proxy Statement promptly after receipt thereof. The Parties agree to promptly correct any information provided by any of them for use in the Proxy Statement which shall have become false or misleading in any respect, and Schick further agrees to use its reasonable best efforts to cause such Proxy Statement as so corrected to be filed with the SEC and disseminated to Schick's stockholders, in each case as and to the extent required by the applicable provisions of the federal securities laws. Schick agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereto or amendment thereof, filed by it. Each of Luxco and Sirona agree to use its reasonable best efforts to promptly provide Schick with any information necessary to respond to any such comments made by the SEC. A copy of the opinion of Schick's financial advisor shall be included in the Proxy Statement.

            6.2 Access to Information; Quarterly Financial Statements. Subject to the provisions of this Section 6.2 and applicable laws relating to the exchange of information and subject to attorney-client privilege, upon reasonable notice, each Exchange Party shall (and shall cause its Subsidiaries, to) afford to the officers, employees and other representatives of the other Exchange Party reasonable access at reasonable times, during the period prior to the Closing Date to each of its employees listed on Schedule 6.2 hereto;
provided that the foregoing shall not require any Exchange Party or its Subsidiaries to disclose any Competitively Sensitive Information. Schick shall deliver to Sirona all of the quarterly financial statements for each of the calendar quarters following June 30, 2005, within 30 days after the end of each such quarter, that are prepared by or for Schick in the ordinary course of business. Sirona shall deliver to Schick all of the quarterly financial statements, in management account format, for each of the calendar quarters following June 30, 2005, within 30 days after the end of each such quarter, that are prepared by or for Sirona for its bank lenders in the ordinary course of business. Notwithstanding the foregoing, from the date hereof until the earlier of the Closing or a termination of this Agreement pursuant to and in accordance with Article 8, except in the ordinary course of business, none of the Exchange Parties, their respective Subsidiaries or any of their representatives, shall contact, directly or indirectly, any customer, supplier, officer or employee (other than any officers or employees listed on Schedule 6.2) or other representative (other than any legal counsel and financial advisors of such Exchange Party) of the other Exchange Party or its Subsidiaries with respect to the transactions contemplated hereunder (including, without limitation, with respect to any relationship post-Closing) except through coordinated meetings or contacts consented to in writing by the other Exchange Party. All such information delivered pursuant to this Section 6.2 shall be held in confidence to the extent required by, and in accordance with, the provisions of the Non-Disclosure and Confidentiality Agreement, dated June 8, 2005, between Schick, Beecken Petty O'Keefe & Company, Madison Dearborn Partners and Sirona Dental Systems GmbH (the "Confidentiality Agreement"), which Confidentiality Agreement shall remain in full force and effect.

            6.3 Approvals and Consents; Cooperation. Each of Schick, Luxco and Sirona shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable laws to consummate and make effective the Exchange Transactions and the other transactions contemplated by this Agreement as soon as practicable, including without limitation (i) preparing and filing as promptly as practicable all documentation to obtain each of the consents and approvals, with respect to Schick, set forth on Schedule 6.3(a) and, with respect to Luxco and Sirona, set forth on Schedule 6.3(b) (collectively, the "Required Approvals") and (ii) taking all reasonable steps as may be necessary to obtain all such Required Approvals. Without limiting the generality of the foregoing, each of Schick, Luxco and Sirona agree to make all necessary filings in connection with the Required Approvals as promptly as practicable after the date of this Agreement, and to use its reasonable best efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents requested with respect to such
Required Approvals, and shall otherwise cooperate with any applicable Governmental Entity in order to obtain any Required Approvals in as expeditious a manner as possible. Each of Schick, Luxco and Sirona shall use its reasonable best efforts to resolve such objections, if any, as any Governmental Entity may assert with respect to this Agreement and the transactions contemplated hereby in connection with the Required Approvals. In the event that a suit is instituted by a Person or Governmental Entity challenging this Agreement and the transactions contemplated hereby as violative of applicable antitrust or competition laws, each of Schick and Luxco shall use its reasonable best efforts to resist or resolve such suit. Schick and Luxco each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, Affiliates, directors, officers and stockholders and such other matters as may reasonably be necessary or advisable in connection with the Proxy Statement or any other statement, filing, Tax ruling request, notice or application made by or on behalf of Schick, Luxco or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Exchange Transactions or the other transactions contemplated by this Agreement. Notwithstanding the foregoing, nothing in this Section 6.3 or any other provision of this Agreement shall require, or be construed to require, any Party to proffer to, or agree to, sell or hold separate and agree to sell, before or after the Closing Date, any assets, businesses, or interest in any assets or businesses of Schick, Luxco, Sirona or any of their respective Affiliates (or to consent to any sale, or agreement to sell, any such assets or businesses) or to agree to any material changes or restriction in the operations of any such assets or businesses.

            6.4 Alternative Proposals.

                  (a) From the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with Article 8, except as otherwise permitted hereby, each Exchange Party agrees that it will not, nor shall it authorize or permit any of its officers and directors and it will use its reasonable best efforts to cause its agents, affiliates, employees and advisors not to, (i) solicit, initiate or knowingly encourage (including, but not limited to, by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or is reasonably expected to lead to, any Competing Transaction (as defined below), (ii) enter into or maintain or continue discussions or negotiations with any Person in furtherance of such inquiries or to obtain a Competing Transaction, (iii) agree to any Competing Transaction or (iv) endorse any Competing Transaction; provided, however, that notwithstanding anything to the contrary contained herein, prior to the date of the Requisite Stockholder Approval, nothing in this Section 6.4 shall in any respect prohibit the Schick Board or the officers, directors, agents, affiliates, employees or advisors of Schick or its Subsidiaries from furnishing or disclosing information to, or engaging in discussions or negotiations with, any Person that makes an unsolicited bona fide written proposal to acquire Schick pursuant to a Competing Transaction (a "Competing Transaction Proposal"), if the Schick Board acting in good faith determines (i) after consultation with its financial advisor that such Competing Transaction Proposal constitutes or is reasonably likely to result in a Superior Proposal and (ii) after taking into account any revisions to the terms of the Exchange Transactions or this Agreement proposed by Luxco after being notified pursuant to Section 6.4(c), that doing so is necessary for the Schick Board to comply with its fiduciary duties to the Schick Stockholders under applicable law. A "Superior Proposal" shall mean any bona fide written Competing Transaction Proposal for or in respect of the acquisition of at least a majority of the outstanding shares of Common Stock or all or substantially all of Schick's and its Subsidiaries' assets (i) on terms that the Schick Board determines in its good faith judgment (after (w) consultation with, and taking into account the advice of, a financial advisor of nationally recognized reputation and outside legal counsel, (x) taking into account all the terms and conditions of such Competing Transaction Proposal, including any break-up fees, expense reimbursement provisions and conditions to consummation and (y) taking into account any revisions to the terms of the Exchange Transactions or this Agreement proposed by Luxco after being notified pursuant to Section 6.4(c)) are more favorable to Schick and its stockholders than the Exchange Transactions and the other transactions contemplated hereby and (ii) that constitutes a transaction that is reasonably likely to be consummated on the terms so proposed, taking into account all legal, financial, regulatory and other aspects of such proposal.

                  (b) Schick shall promptly (within 24 hours) notify Luxco after receipt by it (or any of its officers, directors, employees, agents or advisors or other representatives) of any Competing Transaction Proposal or any request for nonpublic information or inquiry which it reasonably believes could be expected to lead to a Competing Transaction Proposal and shall provide to Luxco, in writing, the terms and conditions of any such Competing Transaction Proposal, or such request or inquiry and the identity of the person making the same. Prior to Schick furnishing information with respect to it, as permitted by Section 6.4(a) to any person making such a Competing Transaction Proposal, Schick shall enter into a confidentiality agreement with such person the terms of which are not materially less restrictive than the Confidentiality Agreement, and all such information (to the extent such information shall not have previously been provided to Luxco) shall be provided or made available to Luxco at such time such information is made available to such person.

                  (c) Notwithstanding the foregoing, the Schick Board may, prior to obtaining the Requisite Stockholder Approval, withdraw (or modify in a manner adverse to Luxco) or publicly propose to withdraw (or modify in a manner adverse to Luxco) once made, its recommendation in favor of this Agreement or the transactions contemplated hereby and approve or recommend a Competing Transaction Proposal (any action described in this subsection being referred to as a "Company Adverse Recommendation Change") in connection with a Superior Proposal if, but only if, and to the extent that all of the following conditions are met prior to such Company Adverse Recommendation Change: (i) the Requisite Stockholder Approval has not been obtained; (ii) the Schick Board determines in good faith (after consulting with its outside legal counsel) that failure to so withdraw or modify the Company Recommendation would violate their fiduciary duties to the Schick Stockholders under applicable law; (iii) before taking any such action, Schick promptly gives Luxco written notice advising Luxco of the decision of the Schick Board to take such action, including the reasons therefore and, in the event that such decision relates to a Competing Transaction Proposal, such notice specifies the material terms and conditions of such Competing Transaction Proposal and identifies the Person making such Competing Transaction Proposal (and Schick will also promptly give Luxco such a notice with respect to any subsequent change in such proposal) and Schick has given Luxco at least five (5) Business Days after delivery of each such notice to propose revisions to the terms of this Agreement (or to make another proposal) in response to such Competing Transaction Proposal and has negotiated in good faith with Luxco with respect to such proposed revisions or other proposal, if any, (iv) such Competing Transaction Proposal constitutes a Superior Proposal and has not been withdrawn, and (v) unless Luxco otherwise agrees in writing, Schick terminates this Agreement pursuant to Section 8.3(b) within three Business Days following the five Business Day period referred to in clause (iii) of this Section 6.4(c); provided, however, that notwithstanding any Company Adverse Recommendation Change, Schick shall nevertheless submit this Agreement and the Exchange Transactions to the Schick Stockholders for the purpose of obtaining the Requisite Stockholder Approval at the Schick Stockholders Meeting and nothing contained herein shall be deemed to relieve Schick of such obligation, unless Luxco otherwise directs Schick in writing or this Agreement shall have been terminated in accordance with its terms prior to the Schick Stockholders Meeting.

                  (d) Notwithstanding the foregoing, the Schick Board shall be permitted to disclose to the stockholders of Schick a position with respect to a Competing Transaction

Proposal required by Rule 14e-2(a), Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act.

                  (e) A "Competing Transaction" means any of the following involving an Exchange Party and/or its Subsidiaries (other than the Exchange Transactions and the other transactions contemplated by this Agreement): (i) a merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction; (ii) any acquisition, purchase, sale, lease, exchange, transfer, issuance or disposition of a material portion of the assets or debt or equity securities of such Person; and (iii) any tender offer (including a self tender offer) or exchange offer for 20% or more of any class of equity securities of such Exchange Party or any of its Subsidiaries.

            6.5 Fees and Expenses. Whether or not the Exchange Transactions are consummated, all Expenses incurred in connection with this Agreement and the transactions  contemplated  hereby (i) by Schick  shall be paid by Schick or its
Subsidiaries and (ii) by Luxco or Sirona shall be paid by Sirona or its Subsidiaries; provided that all fees and out-of-pocket expenses, other than attorneys' fees, incurred in connection with the filing by any of the Parties hereto or their respective Subsidiaries of any notice or other document under any applicable antitrust Legal Requirement shall either be (A) paid 100% by Schick or its Subsidiaries, in which case, Sirona or its Subsidiaries shall promptly reimburse Schick or its Subsidiaries for 50% of any such payments or
(B) paid to the applicable third party 50% by Schick or its Subsidiaries and 50% by Sirona or its Subsidiaries. However, in no event shall Schick or its Subsidiaries pay any amount directly to Luxco, Sirona or any of their respective Subsidiaries pursuant to this Section 6.5 without Luxco's prior written consent. For purposes of this Agreement, "Expenses" includes all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financing sources and their counsel, experts and consultants to a Party and its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, printing, filing and mailing of the Proxy Statement and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby.

            6.6 Current Public Information. Schick shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the SEC thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the SEC under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC or (ii) as provided in the Registration Agreement, a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the SEC. Upon request, Schick shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

            6.7 Listing. In the event the Common Stock is listed on The Nasdaq National Market, Schick shall prepare and submit to The Nasdaq National Market a listing application covering the Schick Shares and shall obtain approval for the listing of such shares.

            6.8 Section 203 of the DGCL. The Schick Board shall not adopt any resolution containing any provisions, relating to the exemption from Section 203 of the DGCL granted to the Luxco Holders or their respective Affiliates which would adversely affect or otherwise impair the rights of the Luxco Holders or their Affiliates thereunder.

            6.9 Transfer of Restricted Securities.

                  (a) Luxco and its assignees shall transfer Restricted Securities only (i) pursuant to public offerings registered under the Securities Act, (ii) pursuant to Rule 144 of the SEC (or any similar rule or rules then in force) if such rule or rules are available, (iii) to a person whom the seller reasonably believes is a "Qualified Institutional Buyer" (as defined in Rule
144A), (iv) outside of the United States in an offshore transaction in accordance with Rule 904 of the Securities Act, and (v) subject to the conditions specified in Section 6.9(b) below, any other legally available means of transfer; provided that the conditions specified in Section 6.9(b) shall be deemed to have been satisfied without any further action or evidence if the holder of any Restricted Securities shall deliver to Schick a written notice stating that the holder is transferring Restricted Securities to another Luxco Holder or an Affiliate of Luxco; provided that the holder thereof shall not transfer the same until the prospective transferee has confirmed to Schick in writing its agreement to be bound by the provisions contained in this Section
6.9 and in Section 6.11.

                  (b) In connection with the transfer of any Restricted Securities (other than a transfer described in Sections 6.9(a)(i) or (ii) above), the holder thereof shall deliver written notice to Schick describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to Schick's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act and any other documentation or certifications as Schick or its transfer agent may reasonably deem necessary under applicable law. In addition, if the holder of the Restricted Securities delivers to Schick an opinion of such counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act upon the receipt by Schick or its transfer agent of any other documentation or certification as it may reasonably deem necessary under applicable law, Schick shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 6.9(d). If Schick is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to Schick in writing its agreement to be bound by the conditions contained in this Section 6.9 and in Section 6.11.

                  (c) Upon the request of Luxco, Schick shall promptly supply to Luxco or any subsequent holder of Schick Shares or any of their respective prospective transferees all information regarding Schick required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities Act. For the avoidance of doubt, any such transfer pursuant to Rule 144A shall be subject to the requirements described in Section 6.9(b) above.

                  (d) Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

      "The securities represented by this certificate were originally issued on [date of issuance] and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Exchange Agreement, dated as of September 22, 2005 by and among the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge. Without limiting the generality of the foregoing, the holder of the securities represented by this certificate agrees for the benefit of the Company that (A) the securities may be transferred only (I) pursuant to an effective registration statement under the Securities Act,
      (II) to a person whom the seller reasonably believes is a "Qualified Institutional Buyer" (as defined in Rule 144A of the Securities Act) in a transaction meeting the requirements of Rule 144A, (III) outside of the United States in an offshore transaction in accordance with Rule 904 of the Securities Act, (IV) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (V) in any other transactions exempt from the registration requirements of the Securities Act, and (B) the holder will, and each subsequent holder is required to, notify any purchaser of the securities from it of the resale restrictions referred to in (A) above."

            6.10 Public Announcements. Except with respect to any Company Adverse Recommendation Change, each of the Parties shall consult with each other before issuing, and give each other the reasonable opportunity to review and comment upon, any press release or other public statements (other than routine employee communications) with respect to the transactions contemplated by this Agreement, including the Exchange Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may in its good faith judgment conclude may be required by law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system, in which case the issuing Party shall use its reasonable best efforts to consult with the other party before issuing any such release or making any such public statement. The Parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form attached hereto as Exhibit C. Schick will report the execution of this Agreement on SEC Form 8-K, in a form reasonably acceptable to Luxco, and will attach a copy of the main body of this Agreement to that report.

            6.11 Tag-Along Rights. Luxco hereby agrees that, from and after the Closing and until the earlier to occur of (a) the date that is 18 months after the Closing Date and (b) such date as neither Luxco nor any group (within the meaning of Section 13(d)(3) of the Securities Exchange Act) of beneficial owners of Luxco as of the date hereof (collectively, the "Luxco Group") together own at least 50% of the issued and outstanding shares of Common Stock, in the event that the Luxco Group proposes to consummate a Tag-Along Sale (as defined below), it shall not consummate such Tag-Along Sale unless, in connection therewith, Luxco causes the proposed acquirors in such Tag-Along Sale to make, as soon as practicable after the closing of the Tag-Along Sale, an offer to purchase from each other stockholder of Schick (by merger, tender offer or otherwise) an Equivalent Percentage (as defined below) of the shares of Common

Stock held by such other stockholder, on terms no less favorable than those received by the Luxco Group in the Tag-Along Sale. "Tag-Along Sale" shall mean a sale by the Luxco Group of Common Stock acquired pursuant to this Agreement, in a privately negotiated transaction (other than to or among the Luxco Group) to any Person or group of related Persons in any transaction or series of related transactions in which (a) a number of shares of Common Stock exceeding 50% of the issued and outstanding Common Stock would be sold by the Luxco Group to such Person or group of related Persons and (b) the sale price per share of Common Stock received by the Luxco Group exceeds the average closing trading price of the Common Stock for the ten consecutive days prior to the date of announcement of the proposed Tag-Along Sale. "Equivalent Percentage" shall mean the percentage of the number of shares of Common Stock sold by the Luxco Group in the Tag-Along Sale bears to their total holdings of Common Stock immediately prior to such sale. For the avoidance of doubt, notwithstanding anything herein to the contrary, this Section 6.11 shall terminate and be of no further force and effect upon the first to occur of (a) the date that is 18 months after the Closing Date and (b) the date on which the Luxco Group own less than 50% of the issued and outstanding shares of Common Stock.

            6.12 Independent Directors. Luxco hereby agrees that, from and after the Closing and until such date as neither Luxco nor the Luxco Group together own at least 50% of the issued and outstanding shares of Common Stock, at each annual or special meeting of the stockholders of Schick at which action is to be taken with respect to the election of directors of Schick, Luxco shall vote all of the Schick Shares acquired pursuant to this Agreement then owned by it in favor of the election of individuals to the Schick Board in order that at least three Independent Directors will serve on the Schick Board at any point in time and shall use its reasonable best efforts to cause, to the extent within its reasonable control, such nominations to the Schick Board as may be required in order to effectuate the foregoing. For the purposes of this Section 6.12, "Independent Director" shall mean any individual who does not own, directly or indirectly, an equity interest in Luxco or any of its Affiliates (other than Schick or any Subsidiary thereof) and is not an officer, director or employee of Luxco or any of its Affiliates (other than Schick or any Subsidiary thereof), including, without limitation, any officer, employee or consultant of Schick or its Subsidiaries that does not own any equity interest in Luxco.

            6.13 Tax-Free Exchange. For United States of America federal income tax purposes, the Exchange Transactions are intended to be treated as the exchange of the stock of Blitz F04-506 GmbH, to be renamed Sirona Dental Services GmbH, and Sirona Dental Systems Ltd. solely for Schick voting stock, qualifying as "B" reorganizations within the meaning of Code Section 368(a)(1)(B). For the Grand Duchy of Luxembourg tax purposes, the Exchange Transactions are intended to be treated as an exchange of the stock of Sirona for Schick voting stock, qualifying as tax-free under article 22 bis of the Corporate Income Tax. The Parties agree to report the Exchange Transactions consistent with such intended tax treatment. None of the Parties will take or cause to be taken any action which would prevent the Exchange Transactions from qualifying for such intended tax treatment. In furtherance and not in limitation of the foregoing, if the Closing occurs, except with the prior written consent of Luxco, neither Schick nor Sirona shall, for a period of two years following the Closing Date, cause or permit Sirona, Blitz F04-506 GmbH, to be renamed Sirona Dental Services GmbH, or Sirona Dental Systems Ltd. to liquidate, dissolve, or merge with another entity.

            6.14 Further Assurances. At and after the Closing, each Party shall execute and deliver such further instruments of conveyance and transfer and take such additional action as any other Party may reasonably request to effect, consummate, confirm, or evidence the consummation of the transactions contemplated hereby or to carry out the purposes of this Agreement.

                                   ARTICLE 7
                              CONDITIONS PRECEDENT

            7.1 Conditions to Each Party's Obligation to Effect the Exchange Transactions. The respective obligations of Luxco, Sirona and Schick to effect the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Stockholder Approval. Schick shall have obtained the Requisite Stockholder Approval;

                  (b) No Injunctions or Restraints, Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect and have the effect of making the Exchange Transactions illegal or otherwise prohibiting consummation of the Exchange Transactions;

                  (c) Prohibitions to Transactions. There shall not have been any action or proceeding brought or threatened in writing by a Governmental Entity of competent jurisdiction or a statute, rule, regulation, executive order or other action promulgated, enacted, taken or threatened by a Governmental Entity of competent jurisdiction which would have the effect of (i) restraining or prohibiting the making or consummation of the Exchange Transactions and the other transactions contemplated by this Agreement, (ii) prohibiting or restricting the ownership or operation by Luxco or Schick (or any of their respective Affiliates or Subsidiaries) of any portion of Schick's or Sirona's business or assets, or compelling Luxco or Schick (or any of their respective Affiliates or Subsidiaries) to dispose of or hold separate any portion of Schick's or Sirona's business or assets, (iii) imposing material limitations on the ability of Luxco or Schick (or any of their respective Affiliates or Subsidiaries) effectively to acquire or to hold or to exercise full rights of ownership of the Schick Shares or the Sirona Shares, as the case may be, including, without limitation, in the case of Luxco, the right to vote on all matters properly presented to the stockholders of Schick, (iv) imposing any material limitations on the ability of Luxco or Schick (or any of their respective Affiliates or Subsidiaries) effectively to control in any material respect the business and operations of Schick or Sirona, as the case may be, or
(v) obtaining material damages from Luxco or Schick or any of their respective Affiliates in connection with the making or consummation of the Exchange Transactions and there shall not be in effect any injunction, order, decree, judgment or ruling issued by a court of competent jurisdiction having any effect set forth in clauses (i) through (v) above; and

                  (d) Consents. Any waiting period (and any extension thereof) applicable to the consummation of the exchange transactions under the Hart-Scott-Rodino Act shall have expired or been terminated and any consents by a non-U.S. Governmental Entity that are material and are required to be obtained under anti-competition laws shall have been obtained.

            7.2 Conditions to the Obligations of Luxco and Sirona to Effect the Exchange Transactions. The respective obligations of Luxco and Sirona to effect the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Schick set forth in Article 2 of this Agreement (without giving effect to any Schedule Updates) shall be true and correct (i) as to any representation or warranty which addresses matters as of a particular date, as of the date referred to therein and (ii) as to all other representations and warranties, as of the date of this Agreement and as of the Closing Date as if made on the Closing Date, unless the inaccuracies under such representations and warranties, do not, individually or in the aggregate, result in or constitute a Material Adverse Effect with respect to Schick; provided that for purposes of determining whether any representation or warranty is not true and correct under this condition, all references to materiality and Material Adverse Effect shall be ignored;

                  (b) Performance. Schick shall have performed all obligations and complied in all material respects with all agreements or covenants to be performed or complied with by it under this Agreement;

                  (c) No Material Adverse Change. There shall not have occurred and be continuing any Material Adverse Change with respect to Schick since the date hereof;

                  (d) Certificate Amendment. Schick shall have filed the Certificate Amendment with the Secretary of State of the State of Delaware in accordance with the DGCL and the Certificate Amendment shall have become effective;

                  (e) Board Resignations and Appointments. Except as otherwise specified in writing by Luxco to Schick prior to the Closing Date, (A) all of the directors on the Schick Board other than William K. Hood, Arthur D. Kowaloff and Jeffrey T. Slovin shall have resigned and such resignations shall be effective no later than the Closing Date and the resulting vacancies shall not have been filled except to the extent required by this Section 7.2(e), (B) the Schick Board shall have authorized a change in the number of directors constituting the entire Schick Board to be ten directors, and (C) the Schick Board shall have elected, effective as of the day following the Closing Date, to be Class A Directors, Class B Directors or Class C Directors, such classes to be designated in writing (consistent with the classes available to the positions to be vacant) by Luxco to Schick at least 10 days prior to the filing of the Proxy Statement and otherwise in accordance with the Schick Charter Documents, Timothy
P. Sullivan, Nicholas W. Alexos, Timothy Sheehan, David Beecken, Harry M. Jansen Kraemer, Jr., Jost Fischer and Simone Blank or such other persons as designated by Luxco prior to the Closing to fill the foregoing vacancies and to serve as directors of Schick until the earlier of their death, resignation or removal;

                  (f) Third Party Consents and Approvals. Luxco shall have received, in form and substance reasonably satisfactory to it, each of the third party consents and approvals set forth on Schedule 7.2(f);

                  (g) Registration Agreement. Schick shall have executed and delivered to Luxco the Registration Agreement, in substantially the form of Exhibit D hereto (the "Registration Agreement"), and the Registration Agreement shall be in full force and effect as of the Closing; and

                  (h) Other Deliveries. On or before the Closing, Schick shall have delivered to Luxco all of the following:

                        (i) the original stock certificate(s) evidencing the Schick Shares;

                        (ii) the Transfer Deed and Note Assignment executed by Schick;

                        (iii) a certificate from an officer of Schick in a form reasonably satisfactory to Luxco, dated the Closing Date, stating that the preconditions specified in Sections 7.2(a) through (e) have been satisfied;

                        (iv) a copy of the resolutions of the Schick Board and the stockholders of Schick approving the transactions contemplated by this Agreement, certified by an officer of Schick;

                        (v) the notice to the notary for the Transfer Deed contemplated by the Transfer Deed executed by Schick; and

                        (vi) certificates from appropriate authorities, dated as of or about the Closing Date, as to the good standing and qualification to do business of Schick in each jurisdiction where it is so qualified.

            7.3 Conditions to the Obligations of Schick to Effect the Exchange Transactions. The obligations of Schick to effect the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Sirona and Luxco set forth in Articles 3 and 4, respectively, of this Agreement (without giving effect to any Schedule Updates) shall be true and correct (i) as to any representation or warranty which addresses matters as of a particular date, as of the date referred to therein and (ii) as to all other representations and warranties, as of the date of this Agreement and as of the Closing Date as if made on the Closing Date, unless the inaccuracies under such representations and warranties, do not, individually or in the aggregate, result in a Material Adverse Effect with respect to Luxco or Sirona; provided that for purposes of determining whether any representation or warranty is not true and correct under this condition, all references to materiality and Material Adverse Effect shall be ignored;

                  (b) Performance. Luxco and Sirona shall have performed all obligations and complied in all material respects with all agreements or covenants to be performed or complied with by them under this Agreement;

                  (c) No Material Adverse Change. There shall not have occurred and be continuing any Material Adverse Change with respect to Luxco or Sirona, since the date hereof;

                  (d) Third Party Consents and Approvals. Schick shall have received, in form and substance reasonably satisfactory to it, each of the third party consents and approvals set forth on Schedule 7.3(d); and

                  (e) Other Deliveries. On or before the Closing, Luxco shall have delivered to Schick all of the following:

                        (i) the Sirona Note;

                        (ii) the Transfer Deed executed by Luxco;

                        (iii) the Note Assignment executed by Luxco and Sirona;

                        (iv) a certificate from officers of Luxco or Sirona, as applicable, in a form reasonably satisfactory to Schick, dated the Closing Date, stating that the preconditions specified in Sections 7.3(a) through
      (c) have been satisfied;

                        (v) a copy of the resolutions of the Luxco Board approving the transactions contemplated by this Agreement, certified by an officer of Luxco; and

                        (vi) the notice to the notary for the Transfer Deed contemplated by the Transfer Deed executed by Luxco.

                                    ARTICLE 8
                            TERMINATION AND AMENDMENT

            8.1 Termination by Either Schick or Luxco. This Agreement may be terminated at any time prior to the Closing Date as follows:

                  (a) by the mutual written consent of Luxco and Schick duly authorized, by the Luxco Board and the Schick Board;

                  (b) by  either  Schick or Luxco,  if any  Governmental  Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; provided, however, that the provisions of this Section 8.1(b) shall not be available to any Party whose failure to fulfill its obligations in any material respect under this Agreement shall have been the cause of, or shall have resulted in, such order, decree, ruling or other action;

                  (c) by either Schick or Luxco, on written notice to the other, if the Closing has not occurred on or before May 31, 2006 (the "Termination Date"); provided, however, that the provisions of this Section 8.1(c) shall not be available to any Party whose failure to fulfill any of its obligations in any material respect under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date; or

                  (d) by either Schick or Luxco, on written notice to the other, if the required adoption of this Agreement by the Schick stockholders as contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at the Schick Stockholders Meeting duly convened therefore or at any adjournment thereof; provided, however that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any Party where the failure to obtain the Requisite Stockholder Approval shall have arisen from the action or failure to act of such Party and such action or failure to act constitutes a material breach by such Party of this Agreement.

            8.2 Termination by Luxco. This Agreement may also be terminated by Luxco at any time prior to the Closing Date on written notice to Schick upon a material breach of any covenant or agreement on the part of Schick set forth in this Agreement, or if (i) any representation or warranty of Schick set forth herein that is qualified as to materiality shall have become untrue or (ii) any such representation or warranty of Schick that is not so qualified shall have become untrue in any material respect, unless in the case of the foregoing clauses (i) and (ii), the inaccuracies in such representations and warranties do not, individually or in the aggregate, result in a Material Adverse Effect with respect to Schick (a "Terminating Schick Breach"); provided, however, that, if such Terminating Schick Breach is reasonably capable of being cured by Schick no later than thirty (30) calendar days after Luxco has furnished Schick with written notice of such Terminating Schick Breach through the exercise of reasonable best efforts to cure such breach, so long as Schick continues to exercise such reasonable best efforts, Luxco may not terminate this Agreement under this Section 8.2 prior to the expiration of such thirty-day period (it being understood that Luxco may not terminate this Agreement pursuant to this
Section 8.2 if it shall have materially breached this Agreement or if such breach by Schick is cured within such thirty-day period).

            8.3 Termination by Schick. This Agreement may also be terminated by Schick at any time prior to the Closing Date on written notice to Luxco:

                  (a) upon a material breach of any covenant or agreement on the part of Luxco or Sirona set forth in this Agreement, or if (i) any representation or warranty of Luxco or Sirona set forth herein that is qualified as to materiality shall have become untrue or (ii) any such representation or warranty of Luxco or Sirona that is not so qualified shall have become untrue in any material respect, unless in the case of the foregoing clauses (i) and (ii), the inaccuracies in such representations and warranties do not individually or in the aggregate, result in a Material Adverse Effect with respect to Luxco or Sirona (a "Terminating Luxco Breach"); provided, however, that, if such Terminating Luxco Breach is reasonably capable of being cured by Luxco or Sirona, as the case may be, no later than thirty (30) calendar days after Schick has furnished Luxco with written notice of such Terminating Luxco Breach, through the exercise of reasonable best efforts to cure such breach, so long as Luxco or Sirona, as the case may be, continues to exercise such reasonable best efforts, Schick may not terminate this Agreement under this

Section 8.3(a) prior to the expiration of such thirty-day period (it being understood that Schick may not terminate this Agreement pursuant to this Section 8.3(a) if it shall have materially breached this Agreement or if such breach by Luxco is cured within such thirty-day period);

                  (b) on written notice to Luxco in connection with a Company Adverse Recommendation Change in the manner set forth in Section 6.4(c); provided, however, that (A) Schick shall have complied with the terms of Section
6.4 in all material respects and (B) this Agreement may not be terminated pursuant to this Section 8.3(b) unless concurrently with such termination, Schick pays to Luxco the Termination Fee (as hereinafter defined) less any Expense Payment (as hereinafter defined) previously paid; or

                  (c) if Schick shall not have received from Sirona the Sirona Audited U.S. GAAP Financials by February 15, 2006; provided that Schick may not exercise its termination right pursuant to this Section 8.3(c), if any, unless such right is exercised on or before February 28, 2006.

            8.4 Effect of Termination.

                  (a) In the event of termination of this Agreement by either Schick or Luxco as provided in this Article 8, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Luxco, Sirona or Schick or their respective officers, directors, partners, stockholders, Affiliates, representatives, agents, employees or advisors; provided, however, that (i) with respect to Luxco, Sirona and Schick, Section 6.5, this Section 8.4, and Articles 9 and 10, shall remain in full force and effect and survive any termination of this Agreement and (ii) nothing herein shall relieve any party from liability for the intentional breech of any of its representations or warranties or covenants or agreements set forth in this Agreement.

                  (b) Schick shall (provided that neither Luxco nor Sirona is then in material breach of its obligations under this Agreement) upon the termination of this Agreement pursuant to Section 8.1(d), promptly, but in no event later than two Business Days following such termination, reimburse Luxco and Sirona their Expenses in cash in an amount not to exceed $1.5 million (the "Expense Payment").

                  (c) In the event that this Agreement is terminated pursuant to
Section 8.3(b), Schick shall pay to Luxco, by wire transfer of immediately available funds to an account designated by Luxco concurrently with the effectiveness of such termination, an amount equal to $13.5 million (the "Termination Fee"), less any Expense Payment previously paid.

                  (d) If all of the following events have occurred:

                        (i) (A) a Competing Proposal with respect to Schick or its Subsidiaries is publicly disclosed or publicly proposed to Schick or its stockholders at any time on or after the date of this Agreement but prior to any termination of this Agreement and (B) this Agreement is terminated pursuant to Section 8.1(c), 8.1(d) or 8.2; and

                       (ii) thereafter, within 12 months of the date of such termination, Schick or its Subsidiaries enters into a definitive agreement with respect to, or consummates, such Competing Proposal referred to in the foregoing clause (i); then, Schick shall pay to Luxco, concurrently with the earlier of the execution of such definitive agreement or the consummation of such Competing Proposal, an amount equal to the Termination Fee (less any Expense Payment previously paid).

                  (e) Schick acknowledges that the agreements contained in Sections 8.4(b), (c) and (d) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Luxco and Sirona would not enter into this Agreement.

            8.5 Amendment. This Agreement may be amended by the Parties, by action taken or authorized by the Schick Board and the Luxco Board, at any time before or after adoption of this Agreement by Schick's stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

            8.6 Extension; Waiver. At any time prior to the Closing Date, the Parties, by action taken or authorized by their respective boards of directors (or equivalent governing body), may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other Parties, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE 9
                           DEFINITIONS; INTERPRETATION

            9.1 Definitions. When used in this Agreement, the following terms have the meanings set forth below:

            "Affiliate" of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract, or otherwise.

            "Business Day" means any day (other than a Saturday or Sunday or legal holiday) on which banks in New York, United States of America, Chicago, United States of America, Frankfurt, Federal Republic of Germany and London, United Kingdom are open for business.

            "Certificate Amendment" means the amendment to the Certificate of Incorporation of Schick, in substantially the form of Exhibit E hereto.

            "Class A Director" means a director whose term, pursuant to Schick's certificate of incorporation, is scheduled to end in the second half of calendar year 2006.

            "Class B Director" means a director whose term, pursuant to Schick's certificate of incorporation, is scheduled to end in the second half of calendar year 2007.

            "Class C Director" means a director whose term, pursuant to Schick's certificate of incorporation, is scheduled to end in the second half of calendar year 2008 or thereafter.

            "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

            "Contract" shall mean any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, bond, indenture, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

            "DGCL" means the General Corporation Law of the State of Delaware, as amended.

            "director" means, with respect to a Person, a member of the board of directors or equivalent governing body of such Person.

            "Employee Plan" shall mean with reference to any Person any plan, program, policy, practice, contract, agreement or other arrangement providing for performance awards, stock or stock-related awards, fringe benefits, pension, supplemental pension, retirement compensation, profit sharing, bonus or incentive compensation, deferred compensation, medical benefits or other employee benefits of any kind, whether written or unwritten or otherwise, funded or unfunded, contributed to or required to be contributed by such party for the benefit of any employee of such Person or with respect to which such Person has or may have any liability or obligation, including all international benefit plans of such Party; provided, however, that the definition of "Employee Plan" shall not include any employment agreements.

            "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or
(C) noise, odor, wetlands, pollution, or contamination.

            "Exchange Party" shall mean each of Schick and Luxco.

            "German GAAP" means Federal Republic of Germany generally accepted accounting principles as in effect from time to time, consistently applied.

            "Governmental Entity" shall mean any supranational, national, state, provincial, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental authority or instrumentality, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

            "Hart-Scott-Rodino   Act"  means  the  Hart-Scott-Rodino   Antitrust
Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

            "Hazardous Substance" means any substance that is: (A) listed, classified, prohibited or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or
(C) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

            "Indebtedness" of any Person means, without duplication: (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business), and any commitment by which such Person assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit; (b) indebtedness guaranteed in any manner by such Person, including a guarantee in the form of an agreement to repurchase or reimburse; and (c) obligations under capitalized leases in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss.

            "Intellectual Property" means patents, trademarks, trade names, service marks, copyrights, and any applications for such patents, trademarks, trade names, service marks and copyrights, know-how, computer software programs or applications and tangible or intangible proprietary information or material.

            "Knowledge" means, with respect to a Party, the actual knowledge of the officers and senior management of such Party and its Significant Subsidiaries, as the case may be, including (i) in the case of Schick, Jeffrey
T. Slovin, Michael Stone and Zvi Raskin and (ii) in the case of Luxco or Sirona, Jost Fischer, Simone Blank, Michael Geil, Michael Augins and Gary Loewen.

            "Legal Requirements" means, with respect to a Person, all foreign and United States federal, state and local laws, statutes, codes, rules, regulations, ordinances, judgments, orders, decrees, injunctions, awards, permits, licenses and the like of any Governmental Entity that are applicable to such Person. Each reference in this Agreement to any Legal Requirement shall be deemed to include such Legal Requirements as in effect as of the Closing Date or at such other time on or before the Closing Date material to the provision of this Agreement using the term "Legal Requirement."

            "Lien" means any mortgage, pledge, lien, encumbrance, charge, or other security interest of any kind or nature whatsoever.

            "Luxco Board" means the board of Sirona Holdings S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg, the general partner of Luxco.

            "Luxco Holders" means the holders of securities issued by Luxco.

            "Material Adverse Effect" or "Material Adverse Change" means, with respect to any Party hereto, any change, event, development, violation, inaccuracy, circumstance or effect that has had or is reasonably likely to have a material adverse effect on the business, assets (including intangible assets), results of operations, or financial condition of such Party and its Subsidiaries taken as a whole; provided, however, that any changes or effects (A) caused by changes in general economic conditions, (B) that affect the industry in which such Party and its Subsidiaries operate in general, except in any such case, to the extent such effect on any such Party and its Subsidiaries is materially disproportionate, (C) directly and primarily resulting from the announcement, or proposed consummation of the transactions contemplated by, this Agreement, or
(D) resulting from compliance with the terms and conditions of this Agreement, shall not be considered to be a Material Adverse Effect or Material Adverse Change.

            "Permit" means all permits, licenses, certificates, variances, exemptions, orders and approvals from Governmental Entities.

            "Permitted Liens" means, with respect to a Party, (a) Liens arising by operation of law and securing the payment of Taxes which are not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings; (b) with respect to any property leased by such Party or its Subsidiaries as lessee, the interest of the lessor in such property; (c) Liens on properties to secure claims for labor, material or supplies in respect of obligations not yet overdue; (d) Liens of carriers, warehousemen, mechanics and materialmen in respect of obligations not yet overdue; (e) purchase money security interests on personal property incurred in connection with the acquisition of such property, which security interests cover only the personal property so acquired; and (f) liens securing rental payments under capital lease arrangements; provided, however, that any Lien in favor of a Related Party shall not constitute a Permitted Lien.

            "Person" means an individual, a partnership, a limited partnership, a limited liability partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

            "Proceeding"   means  any  claim,   suit,   action,   investigation,
indictment or information or proceeding by or before any Governmental Entity or any arbitrator.

            "Proxy Statement" means the definitive proxy materials relating to the Schick Stockholders Meeting.

            "Related Party" means, with respect to a Person, any current or former officer, director, Affiliate or holder or group of related holders of 5% or more of the outstanding voting securities of such Person or such Person's Significant Subsidiaries, or any spouse or descendant (whether natural or adopted) of any such individual or any entity in which any of the foregoing Persons owns a 5% or greater direct or indirect beneficial interest.

            "Requisite Stockholder Approval" means the affirmative vote of the holders of a majority of the issued and outstanding Common Stock in favor of the Certificate Amendment, this Agreement and the Exchange Transactions.

            "Restricted Securities" means (i) the Schick Shares issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 6.9(d) have been delivered by Schick in accordance with Section 6.9(b). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from Schick, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 6.9(d).

            "Schick Board" means the Board of Directors of Schick.

            "Schick Option Plans" means Schick's 1996 Stock Option Plan, as amended, and Schick's 1997 Option Plan for Non-Employee Directors, as amended, in each case, as in effect on the date of this Agreement.

            "Schick Options" means any and all of the options to purchase shares of Common Stock under the Schick Option Plans or duly adopted agreements of Schick or resolutions of the Schick Broad.

            "Schick Warrants" means the warrants to purchase shares of Common Stock listed on Schedule 2.2(b).

            "SEC" means the United States Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Significant Subsidiary" means (i) with respect to Sirona, Sirona Dental Systems GmbH, a corporation organized under the laws of the Federal Republic of Germany, Sirona Immobilien GmbH, a corporation organized under the laws of Germany, Sirona Dental Systems LLC, a Delaware limited liability company and Blitz F04-506 GmbH, a corporation organized under the laws of the Federal Republic of Germany and to be renamed Sirona Dental Services GmbH and (ii) with respect to Schick, Schick Technologies, Inc., a New York corporation.

            "Sirona Board" means any of the Managing Directors of Sirona.

            "Sirona GmbH" means Sirona Dental Systems Beteiligungs- und Verwaltungsgesellschaft mbH, a limited liability company formerly organized under the laws of the Federal Republic of Germany, which was merged with and into Blitz F04-506 GmbH, a corporation organized under the laws of the Federal Republic of Germany and to be renamed as Sirona Dental Services GmbH.

            "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the ownership interest of such organization (other than a corporation) is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons owns a majority ownership interest in such organization (other than a corporation) if such Person or Persons shall be allocated a majority of such organization's gains or losses or shall be or control any managing director or general partner of such organization (other than a corporation). The term "Subsidiary" shall include all Subsidiaries of such Subsidiary.

            "Tax" or, collectively, "Taxes," shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts, and any obligations with respect to such amounts arising as a result of being a member of an Affiliated, consolidated, combined or unitary group for any period or under any agreements or arrangements with any other person and including any liability for taxes of a predecessor entity.

            "Transaction Dividend" means the cash dividend by Schick to its stockholders, declared after the date hereof and prior to the Closing and payable prior to or after the Closing, in an amount not to exceed $2.50 per share of Common Stock. "Transaction Documents" means this Agreement, the Voting Agreements, the Registration Agreement, the Transfer Deed and the Note Assignment.

            "U.S. GAAP" means United States of America generally accepted accounting principles as in effect from time to time, consistently applied.

            "Voting Debt" means, with respect to a Person, any bonds, debentures, notes or other indebtedness of such Person having, or convertible into other securities having, the right to vote on any matters on which stockholders of such Person may vote.

            9.2 Cross References. The following terms are defined in the following Sections of this Agreement:

         Term                                             Section
         ----                                             -------
         Agreement                                        Preamble
         Audited Financials                               3.4(a)
         Closing                                          1.3
         Closing Date                                     1.3
         Common Stock                                     Preamble
         Company Adverse Recommendation Change            6.4(c)
         Company Recommendation                           6.1(a)
         Competing Transaction                            6.4(e)
         Competing Transaction Proposal                   6.4(a)
         Competitively Sensitive Information              5.3
         Confidentiality Agreement                        6.2
         Equivalent Percentage                            6.11
         Exchange Transactions                            1.2
         Expenses                                         6.5
         Expense Payment                                  8.4(b)
         Independent Directors                            6.12
         Luxco                                            Preamble
         Luxco Capital Stock                              4.3(a)
         Luxco Charter Documents                          4.1
         Luxco Group                                      6.11
         Note Assignment                                  1.2
         Party; Parties                                   Preamble
         Public Reports                                   2.17
         Registration Agreement                           7.2(g)
         Required Approvals                               6.3
         Schedule Update                                  5.3
         Schick                                           Preamble
         Schick Capital Stock                             2.2(a)
         Schick Charter Documents                         2.1(b)
         Schick Financials                                2.4(a)
         Schick Insurance Policies                        2.13
         Schick Leases                                    2.12(a)
         Schick Material Contract                         2.10(a)
         Schick Permits                                   2.8(b)
         Schick Real Estate                               2.12(a)
         Schick Shares                                    1.1
         Schick Stockholders Meeting                      6.1(a)
         Schick Subsidiary Charter Documents              2.1(b)
         Sirona                                           Preamble
         Sirona Audited U.S. GAAP Financials              6.1(b)
         Sirona Capital Stock                             3.2(a)
         Sirona Charter Documents                         3.1(b)
         Sirona Financials                                3.4(a)
         Sirona Insurance Policies                        3.13

         Sirona Leases                                    3.12(a)
         Sirona Material Contract                         3.10(a)
         Sirona Note                                      Preamble
         Sirona Permits                                   3.8(b)
         Sirona Real Estate                               3.12(a)
         Sirona Shares                                    Preamble
         Sirona Subsidiary Charter Documents              3.1(b)
         Superior Proposal                                6.4(a)
         Tag-Along Sale                                   6.11
         Termination Date                                 8.1(c)
         Termination Fee                                  8.4(c)
         Terminating Luxco Breach                         8.3(a)
         Terminating Schick Breach                        8.2
         Transfer Deed                                    1.2
         Unaudited Financials                             3.4(a)
         Voting Agreements                                Preamble

            9.3 Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents, cross references and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Whenever the words "ordinary course of business" are used in this Agreement, "ordinary course of business" shall be deemed to be followed by the words "consistent with past practice." Unless otherwise specified, all references to "$" in this Agreement refer to United States dollars and all references to "(euro)" in this Agreement refer to Euros. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden or proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the content requires otherwise. It is understood and agreed that neither the specifications of any dollar or Euro amount in this Agreement nor the inclusion of any specific item in the Schedules or Exhibits is intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and neither party shall use the fact of setting of such amounts or the fact of the inclusion of such item in the Schedules or Exhibits in any dispute or controversy between the parties as to whether any obligation, item or matter is or is not material for purposes hereof.

                                   ARTICLE 10
                               GENERAL PROVISIONS

            10.1 Non-Survival of Representations, Warranties and Agreements; No Other Representations and Warranties. None of the representations, warranties, covenants and other agreements in this Agreement, including the Transfer Deed and the Note Assignment, or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Closing Date, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing Date and/or the provisions of this Article 10. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, none of Schick, Luxco or Sirona or any of their respective Subsidiaries makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the other party or the other party's representatives of any documentation or other information with respect to any one or more of the foregoing.

            10.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (d) if sent by facsimile transmission, as the date of confirmation of receipt. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

            if to Luxco or, prior to the Closing, Sirona:

            Sirona Holdings Luxco S.C.A.
            8-10, rue Mathias Hardt
            L-1717 Luxembourg
            Attention: Catherine Koch
            Facsimile: +352 480-631

            and

            Sirona Holdings Luxco S.C.A.
            c/o Madison Dearborn Partners
            Three First National Plaza, Suite 3800
            Chicago, Illinois 60602
            Attention: Timothy P. Sullivan
            Facsimile: (312) 895-1001

            with copies to:

            Kirkland & Ellis LLP
            200 East Randolph Drive
            Chicago, Illinois  60601
            Attention: Sanford E. Perl, P.C.
            Facsimile: (312) 861-2200
            and

            Piliero Goldstein Kogan & Miller, LLP
            10 East 53rd Street
            New York, New York 10022
            Attention: Edward J. Goldstein
            Facsimile: (212) 478-8504

            if to Schick or, after the Closing, Sirona:

            Schick Technologies, Inc.
            30-00 47th Avenue
            Long Island City, New York 11101
            Attention: Jeffrey T. Slovin
            Facsimile: (718) 729-3469

            with a copy to:

            Dorsey & Whitney LLP
            250 Park Avenue
            New York, New York 10177
            Attention: Barry Wade
            Facsimile: (212) 953-7201

            10.3 Counterparts. This Agreement may be executed in two or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            10.4 Entire Agreement; No Third Party Beneficiaries; Liability.

                  (a) This Agreement (including the Schedules and Exhibits) and the other Transaction Documents constitutes the entire agreement among the Parties and supersedes all prior agreements and understandings, both written and oral, among the parties and their respective Subsidiaries with respect to the subject matter hereof, other than the Confidentiality Agreement, which shall survive the execution and delivery of this Agreement.

                  (b) This Agreement shall be binding upon and inure solely to the benefit of each Party and their permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  (c) No Affiliate, officer, director or stockholder of any Party shall have any liability hereunder.

            10.5 Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the laws that might be applicable under conflicts of laws principles. Each of Schick, Luxco and Sirona irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of Schick, Luxco and Sirona hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of Schick, Luxco and Sirona hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

            10.6 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. Any provision of this Agreement held invalid or unenforceable only in part, degree or certain jurisdictions will remain in full force and effect to the extent not held invalid or unenforceable. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

            10.7  Succession and  Assignment.  Subject to the provisions of this
Section 10.7, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void; provided, however, that (i) following the Closing, Luxco and its permitted assigns may assign their respective rights and obligations hereunder to any subsequent acquiror(s) of all or part of the Schick Shares and
(ii) the rights and obligations of Luxco under this Agreement and the agreements contemplated hereby may be assigned by Luxco at any time, in whole or in part, to any investment fund managed by Madison Dearborn Partners LLC or MDP Global Investors Limited or any of their respective successors; and provided, further, that as a condition to any such assignment, such assignee shall execute and deliver a counterpart signature page hereto acknowledging its obligations hereunder as a party to this Agreement; and provided, further, that such assignment shall not delay or adversely affect the consummation of the Exchange Transactions. Whether or not any express assignment has been made, the provisions of this Agreement which are for Luxco's benefit as a purchaser or holder of Schick Shares are also for the benefit of, and enforceable by, any subsequent holder of such Common Stock.

            10.8 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                                    * * * * *

            IN  WITNESS  WHEREOF,  Luxco,  Sirona and Schick  have  caused  this
Exchange Agreement to be signed by their respective officers thereunto duly authorized, all as of date first written above.

                                   SIRONA HOLDINGS LUXCO S.C.A., a societe en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg


                                   By: Sirona Holdings S.A.
                                   Its:  Manager

                                   By:  /S/ Timothy Sullivan
                                        -------------------------------------
                                   Name: Timothy Sullivan
                                   Its:  A Director

                                   By:  /S/ Alain Peigneux
                                        -------------------------------------
                                   Name: Alain Peigneux
                                   Its:  B Director


                                   BLITZ 05-118 GMBH, a corporation organized under the laws of the Federal Republic of Germany

                                   By:  /S/ Jost Fischer
                                        -------------------------------------
                                   Name: Jost Fischer
                                   Its:  President and CEO

                                   By: /S/ Simone Blank
                                   Name: Simone Blank
                                   Its: EVP and CFO



                                   SCHICK TECHNOLOGIES, INC., a Delaware
                                   corporation

                                   By:  /s/ Jeffrey T. Slovin
                                        -------------------------------------
                                   Name: Jeffrey T. Slovin
                                   Its: Chief Executive Officer

                                                                       Exhibit A

                                             No. [o]/200[o] of the roll of deeds

        Negotiated at [o] this [o] ([o]) of 200[o] (two thousand and [o])

Before me, the undersigned notary

                                       [o]

                notary in the district of the Higher Court of [o]

at [o], Germany, appeared today:

1. [o], German citizen, with business address at [o], identified by [o],

who declared that he was acting not in his own name, but solely in the name and on behalf of

      Sirona Holdings Luxco S.C.A., a partnership limited by shares (societe en commandite par actions) organized under the laws of the Grand Duchy of Luxembourg, registered with the with the trade and companies register of the Grand Duchy of Luxembourg under B 109.399, with registered office at 8-10, rue Mathias Hardt, 1717 Luxembourg, Luxembourg,

according to the attached power of attorney with notarial certification of signature dated [o] 200[o],

2. [o], German citizen, with business address at [o], identified by [o],

who declared that he was acting not in his own name, but solely in the name and on behalf of

      Schick Technologies, Inc., a corporation organized under the laws of the state of Delaware, USA, registered with the companies register under [o], with registered office at 30-00 47th Avenue, Long Island City, New York 11101, USA,

according to the attached power of attorney with notarial certification of signature dated [o] 2005.

The acting notary advised the persons appearing that a notary who or whose partners in the law firm have formerly acted as legal advisors to one of the parties involved in the matter to be notarized would not be entitled to take
office  as  a  notary  in  the  matter  at  hand   pursuant  to  the   so-called
"Vorbefassungsverbot" under the German Act of Notarization (ss. 3 Sect. 1(7)). The acting notary states that he himself and his firm have not been involved in the matter at hand in the meaning of said provisions. By approving the present agreement, the Parties hereto shall confirm such statement of the acting notary.

The persons appearing requested this Deed including its Annexes to be recorded in the English language. The acting notary who is in sufficient command of the English language ascertained that the persons appearing are also in command of the English language. After having been instructed by the acting notary, the persons appearing waived the right to obtain the assistance of a sworn interpreter and to obtain a certified translation of this Deed including the Annexes hereto.

The persons appearing, acting as indicated, declared with request for notarial recording the following:

                            SHARE TRANSFER AGREEMENT

                                     between

1. Sirona Holdings Luxco S.C.A., a partnership limited by shares (societe en commandite par actions) organized under the laws of the Grand Duchy of Luxembourg, registered with the with the trade and companies register of the Grand Duchy of Luxembourg under B 109.399, with registered office at 8-10, rue Mathias Hardt, 1717 Luxembourg, Luxembourg,

                                - hereinafter referred to as the "Transferor" -,

and

2. Schick Technologies, Inc., a corporation organized under the laws of the state of Delaware, USA, registered with the companies register under [o], with registered office at 30-00 47th Avenue, Long Island City, New York 11101, USA,

                                - hereinafter referred to as the "Transferee" -.

The Transferor and the Transferee are hereinafter also collectively referred to as "Parties" and individually as a "Party".

PREAMBLE

(A) Whereas, the Transferor, being the only shareholder of Blitz 05-118 GmbH, a German corporation (Gesellschaft mit beschrankter Haftung) and to be renamed Sirona Holding GmbH registered with the commercial register at the local court (Amtsgericht) of Munich under HRB 157535 with a nominal share capital of EUR 25,000 (the "Company"), holds two shares in the Company in the nominal amount of EUR 24,750 and EUR 250 respectively (the "Shares");

(B) Whereas, the Parties have entered into an Exchange Agreement (as amended, the "Exchange Agreement"), dated September __, 2005 (the "Exchange Agreement Date") under which the Transferor is obliged to transfer the Shares to the Transferee pursuant to the terms and conditions set forth therein;

The Parties hereby agree as follows:

1.    TRANSFER OF THE SHARES

      Subject to the Receipt of the Closing  Notice (as defined  below in Clause
      3) by the officiating notary, the Transferor transfers the Shares to the Transferee with immediate effect. The Transferee accepts such transfer of the Shares. The Shares are transferred to the Transferee with all rights and obligations pertaining thereto, including all rights to undistributed profits for previous business years and for the current business year.

2.    NO REPRESENTATIONS OR WARRANTIES IN THIS AGREEMENT

      The Transferor makes no representations or warranties, express or implied, in this agreement to the Transferee regarding the Shares.

3.    CLOSING NOTICE

      The Parties will, upon satisfaction of the conditions precedents set out in the Exchange Agreement, send by fax or registered mail a notice to the officiating notary substantially in the form as attached as Annex 1 to this agreement (the "Closing Notice"). The Closing Notice shall be deemed to be received by the officiating notary (i) if sent by fax, if a sending report with no error message has been printed on the fax machine of the respective Party or (ii) if sent by registered mail, if a return receipt has been received by the respective Party (each event being a "Receipt").

4.    COSTS

      All transfer taxes, fees, stamp duties and charges (including those incurred with any merger control or other governmental approvals and including notary fees) payable in connection with the execution and implementation of this agreement shall be paid 50 % by the Transferor and/or its subsidiaries and be paid 50 % by the Transferee and/or its subsidiaries. Each Party shall pay its own costs and expenses, including the fees of its advisers, incurred in connection with this agreement.

5.    MISCELLANEOUS

      (a) Any amendments, supplements to or a termination of this agreement shall be made in writing unless notarial form is required. This shall also apply to this Clause.

      (b) No Party can assign any right or claim under this agreement to a third party without the prior written consent of all other Parties.

      (c) The headings in this agreement shall not affect the interpretation thereof. English terms to which a German translation has been added shall be interpreted throughout this agreement in the meaning assigned to them by the German translation.

      (d) If not otherwise explicitly stated, this agreement shall be governed by, and construed in accordance with, the laws of Germany, excluding conflict of law rules and excluding the United Nations Convention on Contracts for the International Sale of Goods of 11 April 1980.

      (e) Should individual provisions of this agreement (or any agreements made between the Parties in relation thereto) be or become invalid or unenforceable in whole or in part, or should a gap in this agreement (or any agreements made between the Parties in relation thereto) become evident, this shall not affect the validity of the remaining provisions. Instead of the invalid or unenforceable provision, or in order to fill in the gap, such appropriate regulation shall be deemed to be agreed which, to the extent legally permissible, comes closest to what the Parties intended or would have intended in view of the purpose of this agreement (and the agreements made between the Parties in relation thereto) if they had considered this point at the time of conclusion of this agreement. This shall also apply if the invalidity or unenforceability is based on the extent of performance or time stipulated. In such case, such extent of performance or time as is legally permissible and comes as close as possible to what had been intended shall replace the extent stipulated.

                                      * * *

The notary advised the Parties that, pursuant to sec. 16 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschrankter Haftung; GmbHG), in the event that a share is sold only the party whose acquisition is notified to the company by providing evidence of the transfer of the share will be deemed to be the buyer in relation to the company. The Parties instructed and authorized the notary to notify the Company of the transfer of the Shares after Receipt of the Closing Notice.

IN WITNESS THEREOF this Deed has been read aloud to the persons appeared. The persons appeared then confirmed and approved this Deed and signed this Deed in their own hands as set out below. The persons appearing declared that the Company did not own any real estate. All this was done at the day here below written in the presence of me, the notary, who also signed this Deed and affixed my official seal.

                                                                         Annex 1

From:     Sirona Holdings Luxco S.C.A.

          Schick Technologies, Inc.

To:       [Notary]

Transfer Deed dated [o] 200[o] (your deed no. [o]/200[o])
Closing Notice

Dear Mr. [notary]

We hereby give you notice that the conditions precedent under the Exchange Agreement have been satisfied.

We hereby instruct you and authorize you to notify the Company (as defined in the abovementioned agreement) of the transfer of the Shares.

Yours sincerely,




----------------------------------
Sirona Holdings Luxco S.C.A.

Name:

Title:




----------------------------------
Schick Technologies, Inc.

Name:

Title:

                                                                       Exhibit B

                     NOTE ASSIGNMENT INSTRUMENT AND CONSENT

            THIS NOTE ASSIGNMENT INSTRUMENT AND CONSENT (this "Instrument"), dated as of ________ __, 200_, is made by Sirona Holdings Luxco S.C.A., a societe en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg ("Luxco") in favor of Schick Technologies, Inc., a Delaware corporation ("Schick"). Each capitalized term used and not otherwise defined in this Instrument has the meaning which the Exchange Agreement, dated as of September __, 2005 (as in effect from time to time, the "Exchange Agreement") by and among Luxco, Schick and Blitz 05-118 GmbH, a corporation organized under the laws of the Federal Republic of Germany and to be renamed Sirona Holding GmbH ("Sirona") assigns to that term.

            1. Pursuant to Section 1.2 of the Exchange Agreement, Luxco hereby transfers to Schick and its successors and assigns, and Schick hereby accepts, all of Luxco's right, title and interest in and to the Sirona Note, a copy of which is attached hereto as Annex A.

            2. To the extent any term or provision herein is inconsistent with the Exchange Agreement, the terms and provisions of the Exchange Agreement shall control.

            3. The provisions of Article 10 of the Exchange Agreement shall apply to this Instrument and are hereby incorporated herein by reference.

            4. Except as expressly set forth in the Exchange Agreement, neither Luxco nor any of its Affiliates or representatives makes any representations or warranties, express or implied, regarding the Sirona Note and the transactions contemplated hereby and Luxco hereby disclaims the same.

            5. This Instrument may be executed in one or more counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same instrument.

            6. Sirona and Luxco hereby consent to the transfer of the Sirona Note contemplated hereunder and waive any provision of the Sirona Note or any other agreement to which they are a party that would restrict or prohibit the transfer contemplated by this Instrument.

                                   * * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Note Assignment Instrument and Consent as of the date first above set forth.

                                    SIRONA HOLDINGS LUXCO S.C.A., a societe en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    SCHICK TECHNOLOGIES, INC., a Delaware
                                    corporation

                                    By:
                                        Name:
                                        Title:

For the purposes of paragraph 6 hereof only:

SIRONA HOLDING GMBH, (formerly known as Blitz 05-118 GmbH)


By:
    -----------------------------
    Name:
    Title:

                                                                         Annex A

                                PROMISSORY NOTE

        (Euro)150,992,464                                   Issued: 30 June 2005
                                                               Due: 30 June 2015

      FOR VALUE RECEIVED, Blitz 05-118 (GmbH ("Payor"), promises to pay to the order of Sirona Holdings Luxco S.C.A., a societe en commandite par actions organized under the laws of Grand Duchy of Luxembourg ("Payee"), in Euro in immediately available funds, at such location as the Payee shall from time to time designate, the principal sum of (Euro)150,992,464 (one-hundred fifty million nine-hundred ninety-two thousand four-hundred sixty-four Euro), and interest as set forth below.

      From and after 15 July 2005, interest shall accrue on the outstanding principal amount on a yearly basis at a rate equal to 7.5% per annum, compounded annually on 30 June of each year (the "Annual Payment Date"), and shall become due and payable on the Annual Payment Date, and if not so paid shall compound on the Annual Payment Date.

      The principal on this Note shall become due and payable ten (10) years from the date of this Note (the "Final Payment Date"), unless prepaid in accordance with the terms hereof.

      Payor may prepay the outstanding principal amount of this Note together with interest accrued at any time before the Final Payment Date without penalty or premium.

      Upon the commencement of any insolvency, reorganisation, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor, the unpaid principal amount hereof shall become immediately due and payable together with any accrued but unpaid interest without presentment, demand, protest or notice of any kind in connection with this Note.

      This Note is not assignable.

      All payments under this Note shall be made without offset, counterclaim or deduction of any kind. Payee may at its sole discretion apply any payment on this Note to accrued interest, principal, or reimbursable fees and expenses.

      THIS NOTE SHALL BE  CONSTRUED IN  ACCORDANCE  WITH AND GOVERNED BY ENGLISH
LAW.

                                            Blitz 05-118 GmbH


                                            By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Name:

                                                                       Exhibit C

[LOGO SCHICK]

                                     CONTACT:
                                     Schick Technologies
                                     Media: Torie Pennington/212-850-5600
                                            Kal Goldberg/917-741-1013
                                     Investors: Kevin McGrath/212-245-4577

                                     Sirona Dental Systems
                                     Media: Andrea Hamacher/011-49-221-9128-8719

             Schick Technologies to Merge With Sirona Dental Systems

                       Transaction Valued At $1.9 Billion

            o Merger creates a global leader in high-tech dental equipment, with sales of approximately $500 million worldwide, including over $180 million in North America

            o Expands industry-leading global presence and product portfolio and unites world-class R&D capabilities

            o     Schick shareholders to receive $2.50 per share dividend

            o     Expected to be accretive to calendar 2006 cash EPS

NEW YORK/BENSHEIM, September 26, 2005 - Schick Technologies, Inc. (OTC BB:
SCHK), an innovator in digital radiographic imaging systems and devices for the dental industry, and Sirona Dental Systems, one of the world's leading manufacturers of high-technology dental equipment, today announced that they have entered into a definitive agreement to merge in a transaction valued at $1.9 billion. The transaction will create a leading global player in dental technology with strong product lines in all of the major dental segments. Schick has a leading position in digital intra-oral imaging systems in North America, while Sirona is a leading supplier of CEREC CAD/CAM restoration equipment, panoramic and intra-oral imaging systems, treatment centers and instruments worldwide.

                                                                   [LOGO SCHICK]

Transaction Terms

The transaction is structured as a stock-for-stock tax-free exchange in which Schick will issue Sirona's parent company 36.97 million new Schick shares in exchange for 100% of its economic interest in Sirona. Sirona's owners will have an ownership interest in the combined company of 67%, with current Schick shareholders holding the remainder. Schick shareholders will also receive a $2.50 per share cash dividend, which will be declared prior to closing. Based on a September 23, 2005 Schick closing market price of $25.10, the deal places the total enterprise value of Sirona at $1.46 billion, including approximately $537 million in net debt. The merged company will be renamed Sirona Dental Systems, Inc., with corporate headquarters located at Sirona's facilities in Bensheim, Germany and U.S. headquarters at Schick's facilities in New York. Schick will apply promptly for the listing of its common stock on the NASDAQ National Market.

The merger has been unanimously approved by both companies' Boards of Directors and is expected to close in the first calendar quarter of 2006. It is subject to approval by Schick's shareholders, clearance by appropriate regulatory agencies, preparation of Sirona's financial statements in accordance with United States GAAP and other customary closing conditions. Voting agreements in support of the transaction have been signed by shareholders holding approximately 37% of Schick's issued and outstanding common shares.

Sirona's Chief Executive Officer, Jost C. Fischer, will become Chairman, President and Chief Executive Officer of the combined Sirona Dental Systems, Inc. Jeffrey T. Slovin, Schick's President and Chief Executive Officer, will become Executive Vice President of the combined company and Chief Operating Officer of U.S. Operations. Sirona's Chief Financial Officer, Simone Blank, will become Executive Vice President and Chief Financial Officer of the combined company. Sirona will hold seven seats on the combined company's board, with Schick holding three seats.

Complementary Strengths, Synergies

The transaction will create a company with a strong global presence and breadth of products based on complementary technologies, geographic coverage and channel strengths. The combined company will have a broader product offering by virtue of uniting Schick's North American leadership in intra-oral digital radiography with Sirona's four industry-leading product categories: dental CAD/CAM systems (CEREC), imaging systems, treatment centers and instruments. Both companies' brand awareness within the dental community and geographic fit will allow the combined Sirona Dental Systems to capitalize on growth potential worldwide.

                                                                   [LOGO SCHICK]

"This transaction represents a significant strategic growth opportunity for our shareholders, partners and employees," said Schick President and Chief Executive Officer Jeffrey T. Slovin. "We will create a company with a strong global presence, an unrivaled breadth of products and excellence in R&D. Together with Sirona, we command an extraordinary level of brand recognition around the world.

"We are excited about this merger and confident of the future growth of the combined company. Schick is a logical fit, complementing Sirona's strengths, particularly in the United States," commented Jost C. Fischer, Chairman, President and Chief Executive Officer of Sirona. "Sirona and Schick are two of the true innovators in our sector, and our united R&D platform will benefit our distribution partners, customers and patients."

The combined company will have 1,800 employees and, on a pro forma basis, for the twelve months ended June 30, 2005, had revenue of approximately $500 million worldwide, including over $180 million in North America. For the same period, the combined company generated pro forma EBITDA of approximately $120 million and operating cash flow in excess of $100 million. Following their combination, the companies expect to achieve annual synergies of $5-7 million within 12-24 months after the close. The business combination is expected to be accretive to Schick's calendar 2006 cash earnings per share.

Also commenting on the transaction was Timothy P. Sullivan, Managing Director of Madison Dearborn Partners, LLC and a director of Sirona: "We believe the combination of these two strong companies will create significant shareholder value and are excited to remain a major shareholder in Sirona Dental Systems."

Shareholder Approvals

The transaction will be presented for approval at a special meeting of Schick's shareholders to be scheduled following the conversion of Sirona's financial statements to U.S. GAAP. In connection with the shareholders meeting, Schick will file proxy materials with the Securities and Exchange Commission. These proxy materials will set forth additional details and other information concerning the transaction, which investors should carefully read before making a decision regarding the transaction.

                                                                   [LOGO SCHICK]

Conference Call/Web cast Information

There will be an investor conference call conducted by both management teams to discuss the transaction today at 11 a.m. EDT/8 a.m. PDT. Participants may dial into the teleconference at 866-314-5232, pass code 61955681. International callers may access the teleconference at +1-617-213-8052 with the same pass code. A replay will be available until October 3, 2005 at 11:59 p.m. EDT at 888-286-8010, pass code 31302916, and international callers may use +1617-801-6888 with the same pass code. A live web cast of the conference call will also be available at www.schicktech.com, with a replay available for those unable to attend the live session.

UBS Investment Bank acted as exclusive financial advisor and Dorsey & Whitney LLP acted as legal advisor to Schick. JP Morgan acted as exclusive financial advisor and Kirkland & Ellis LLP acted as legal advisor to Sirona.

About Schick

Schick, an ISO 9001 certified company, designs, develops, and manufactures innovative digital radiographic imaging systems and devices for the dental market. Schick's products, which are based on proprietary digital imaging technologies, create instant high-resolution radiographs and offer significant advantages over conventional x-ray devices. Schick's headquarters are located in Long Island City, New York. Schick's sales were $57 million for the trailing 12 months through June 30, 2005, with earnings before interest, taxes, depreciation and amortization of $22 million. Visit http://www.schicktech.com for more information about Schick and its products.

About Sirona

Recognized as one of the world's leading manufacturers of high quality dental equipment and technologies, Sirona (formerly Siemens Dental) has served equipment dealers and dentists worldwide for more than 125 years. Sirona develops, manufactures, and markets a complete line of dental products, including the CEREC CAD/CAM restoration equipment, digital and film-based intra-oral, panoramic and cephalometric X-ray imaging systems, dental treatment centers and handpieces. Sirona is committed to creating and supporting the most advanced dental technologies in the marketplace. Sirona's worldwide headquarters is located in Bensheim, Germany, with U.S. offices in Charlotte, North Carolina. Sirona recorded sales of $441 million for the trailing 12 months to June 30, 2005, with earnings before interest, taxes, depreciation and amortization of $99 million. Sirona recently completed a management buyout with Madison Dearborn Partners, LLC and Beecken Petty O'Keefe and Company, two leading Chicago-based private equity firms. Visit http://www.Sirona.com for more information about Sirona and its products.

                                                                   [LOGO SCHICK]

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Words such as "seek," "intend," "may," "believe," "will," "project," "plan," "estimate," "expect," "anticipate" and other similar statements of a forward-looking nature identify forward-looking statements within the meaning of the Act. Some or all of the results anticipated by these forward-looking statements may not occur and are based on Sirona's and Schick's current expectations and beliefs, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the proposed transaction or that such approvals take longer to obtain than expected; 2) difficulties in successfully integrating the businesses and operations of the two companies; 3) unexpected costs in connection with the proposed transaction; 4) the combined company may be unable to achieve cost-saving synergies; 5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and 6) the industry may be subject to future regulatory or legislative actions. In addition, the ability of Sirona and Schick to achieve the projected revenues, accretion and synergy savings also will be affected by the effects of competition (in particular the response to the proposed transaction in the marketplace), the effects of general economic and other factors beyond the control of Sirona and Schick, and other risks and uncertainties described from time to time in Schick's public filings with United States Securities and Exchange Commission (the "SEC").

All Sirona financial statements are based on management accounts and German GAAP, and have not been prepared in accordance with US GAAP. As a result, Sirona's financial information may be materially different if Sirona's financial statements were prepared in accordance with US GAAP. Schick financial statements have been prepared in accordance with US GAAP. All pro forma consolidated financial information has been prepared by aggregating financial information based on these different accounting standards and such financial information may be materially different than the pro forma statements that would result from the aggregation of financial statements in accordance with US GAAP. Further information on Schick's risk factors is contained in Schick's Form 10-K and other filings with the SEC. Sirona and Schick assume no obligation and expressly disclaim any duty to update information contained in this press release.

In connection with the proposed transaction, a registration statement including a proxy statement will be filed with the SEC by Schick. Shareholders of Schick are urged to read the Registration Statement/Proxy Statement and any other relevant documents filed with the SEC because they will contain important information about Sirona, Schick and the proposed transaction. The final proxy statement will be mailed to shareholders of Schick. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Schick will be available free of charge from Schick Technologies, Inc., Attn: Legal Department, 30-00 47th Avenue, Long Island City, New York, 11101, Tel: (718) 937-5765.

Schick Technologies, Inc. and its directors and executive officers and other members of its management and employees, may be deemed to be participants in the solicitation of proxies from

                                                                   [LOGO SCHICK]

shareholders of Schick in connection with the proposed transaction. Information about the directors and executive officers of Schick and their ownership of Schick stock is set forth in Schick's Annual Report on Form 10-K for the year ended March 31, 2005.

                                      # # #

                                                               K&E Draft 9/20/05
                                                                       Exhibit D

                             REGISTRATION AGREEMENT

            THIS REGISTRATION AGREEMENT (this "Agreement") is made as of _________ __, 200_,(1) by and between Schick Technologies, Inc., a Delaware corporation to be renamed Sirona Dental Systems, Inc. (the "Company"), and Sirona Holdings Luxco S.C.A., a societe en commandite par actions, organized under the laws of the Grand Duchy of Luxembourg (the "Investor").

            The parties to this Agreement and Blitz 05-118 GmbH, to be renamed Sirona Holding GmbH, are parties to an Exchange Agreement, dated September __, 2005 (as amended, the "Exchange Agreement"). In order to induce the Investor to enter into the Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Exchange Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 10 hereof.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

            1. Demand Registrations.

            (a) Requests for Registration. Subject to the terms and conditions of this Section 1, at any time the holders of a majority of the Registrable Securities may request, in writing, registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. The Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1(d) hereof, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice (the "Included Registrable Securities").

            (b) Long-Form Registrations. The holders of Registrable Securities shall be entitled to request three Long-Form Registrations in which the Company shall pay all Registration Expenses. A registration shall not count as one of the permitted Long-Form

----------
(1) Will be dated as of the Closing Date (as defined in the Exchange Agreement).

Registrations until it has become effective, and the last Long-Form Registration shall not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. Unless otherwise determined by the holders of a majority of the Registrable Securities, all Long-Form Registrations shall be underwritten registrations.

            (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $20 million, based on the anticipated per share price range (as specified in the request for such registration) for such offering. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form
Registration. The Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If the Company, pursuant to the request of the holders of a majority of Registrable Securities, is qualified to and has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "Required Registration"), then the Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and, once effective, the Company shall cause such Required Registration to remain effective for a period ending on the earlier of (i) the date on which all Included Registrable Securities have been sold pursuant to the Required Registration, or (ii) the date as of which the holders of the Included Registrable Securities (assuming such holders are affiliates of the Company) are able to sell all of the Registrable Securities then held by them within a 90-day period in compliance with Rule 144 under the Securities Act.

            (d) Priority on Demand Registrations. Except for Common Stock required to be included in such Demand Registration pursuant to the Existing Registration Agreements, the Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, then the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities or Existing Registrable Securities, the number of Registrable Securities and the number of Existing Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities and Existing Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities or Existing Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Section 5 hereof.

            (e) Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Long-Form Registration within 90 days after the effective date of a previous Long-Form Registration or a previous registration in which Registrable Securities were included pursuant to Section 2 and in which there was no material reduction in the number of Registrable Securities requested to be included. Notwithstanding the foregoing, (i) the Company may postpone for up to 90 days the filing or the effectiveness of a Long-Form
Registration for a Demand Registration if the Company shall furnish to the holders of Registrable Securities a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future and setting forth the reasons for such judgment, and (ii) the Company shall not be obligated to effect a registration pursuant to this Section 1 during the thirty days prior to the Company's estimated date of filing a registration statement for the account of the Company, provided that the Company is actually employing in good faith its best efforts to cause such registration statement to become effective; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

            (f) Selection of  Underwriters.  In connection with any underwritten
Demand Registration, the Company shall have the right to designate the managing underwriter or underwriters, subject to the consent of the holders of a majority of the Registrable Securities participating in the underwriting, which consent shall not be unreasonably withheld or delayed if such underwriter or underwriters are of recognized national standing.

            (g) Other Registration Rights. Except for the Existing Registration Agreements, the Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. As of the date of this Agreement, no party to any Existing Registration Agreement has breached or violated any such agreement and no such agreement has been amended, waived or modified since the date of the Exchange Agreement. The Company has delivered true and complete copies of each Existing Registration Agreement, each as amended (including any assignments or transfers of rights or obligations related thereto), to the Investor. The Company shall not amend, waive or modify the terms and conditions of the Existing Registration Agreements without the prior written consent of the holders of a majority of the Registrable Securities. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities if, as a consequence of the granting of any such rights, the rights of any holder of Registrable Securities could be adversely affected.

            2. Piggyback Registrations.

            (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction) (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within five business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Sections 2(c) and 2(d) hereof, shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. The foregoing notwithstanding, the Company may, in its discretion, withdraw any registration statement referred to in this Section 2 prior to the effectiveness thereof.

            (b) Piggyback Expenses.  The Registration Expenses of the holders of
Registrable   Securities   shall  be  paid  by  the  Company  in  all  Piggyback
Registrations.

            (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities and the Existing Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and such Existing Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

            (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration (other than Registrable Securities and Existing Registrable Securities) pursuant to demand registration rights, (ii) second, the Registrable Securities and the Existing Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and such Existing Registrable Securities on the basis of the number of shares owned by each such holder, and
(iii) third, other securities requested to be included in such registration.

            (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company shall have the right to designate the managing underwriter or underwriters, subject to the consent of the holders of a majority of the Registrable Securities participating in the underwriting, which consent shall not be unreasonably withheld or delayed if such underwriter or underwriters are of recognized national standing.

            (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, then, unless such previous registration is a Required Registration, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days (or, in the case of a registration pursuant to Section 2.1 of the Greystone Registration Agreement or Section 2.6 of the DVI Registration
Agreement, 90 days) has elapsed from the effective date of such previous registration except if permitted to do so by the holders of a majority of the Registrable Securities as to which registration has been requested.

            3. Holdback Agreements.

            (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

            (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to the extent not inconsistent with applicable law, except as otherwise permitted by the holders of a majority of the Registrable Securities, shall use its best efforts to cause each holder of at least 1% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased or acquired from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

            4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the

Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

            (a) prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

            (b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Registrable Securities such number of copies of a prospectus or prospectus supplements and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (e) promptly notify in writing each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (i) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading or (ii) is otherwise not legally available to support sales of Registrable Securities, and, at the request of the holders of a majority of the Registrable Securities covered by such registration statement, the Company shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if the listing of Registrable Securities is then permitted under the rules of such exchange, or to secure listing of Registrable Securities on the Nasdaq Stock Market as a "National Market System Security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure listing on the Nasdaq Small Cap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc.;

            (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (k) permit any holder of Registrable Securities, which holder, in its sole and exclusive judgment, exercised in good faith, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included and which is reasonably acceptable to the Company;

            (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, use its best efforts to promptly obtain the withdrawal of such order;

            (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

            (n) obtain one or more cold comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold in such registered offering reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

            (o) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

            5. Registration Expenses.

            (a) Subject to Section 5(b) below, all expenses, other than underwriting discounts and commissions, incident to the Company's performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

            (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

            (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those

Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

            6. Indemnification.

            (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers, partners, managers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers, partners, managers and directors and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except (x) insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same and (y) amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed). In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers, partners, managers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

            (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective directors, partners, managers and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement;

provided further that such indemnification shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the holder providing such indemnification (which consent shall not be unreasonably withheld or delayed).

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. Except as otherwise agreed by the holders of a majority of the Registrable Securities, no indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (d) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, partner, manager, director or controlling Person of such indemnified party and shall survive the transfer of securities.

            (e) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (f) The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

            7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements agreed upon between the Company and the underwriters selected by the Company in accordance with this Agreement (including pursuant to any over-allotment or "green shoe" option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

            8. Furnish Information. Upon request from time to time by the Company, the holders of Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities to the extent the Company reasonably requires such information in order to undertake its obligations pursuant to this Agreement.

            9. Additional Parties; Joinder. In connection with the issuance of additional equity securities of the Company, the Company, with the prior written consent of the holders of a majority of the Registrable Securities, may permit any Person who acquires Common Stock or rights to acquire Common Stock after the date hereof (the "Acquired Common") to become a party to this Agreement and to succeed to all of the rights and obligations of a "holder of Registrable Securities" under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit 1 attached hereto, and upon the execution and delivery of the joinder by such Person, such Person shall for all purposes be a "holder of Registrable Securities" under this Agreement with respect to the Acquired Common.

            10. Definitions.

            (a) "Common Stock" means any class of the Company's common stock.

            (b) "DVI Registration Agreement" means the Registration Rights Agreement between the Company and DVI Financial Services, Inc., dated as of March 15, 2000, as amended by the First Amendment thereto, dated as of September __, 2005.

            (c) "Existing Registrable Securities" means Registrable Securities (for this purpose only as defined in the DVI Registration Agreement) under the DVI Registration Agreement and Registrable Securities (for this purpose only as defined in the Greystone Registration Agreement) under the Greystone Registration Agreement.

            (d) "Existing Registration Agreements" means the DVI Registration Agreement and the Greystone Registration Agreement.

            (e) "Greystone Registration Agreement" means the Registration Rights Agreement between the Company and Greystone Funding Corporation, dated as of December 27, 1999, as amended by the First Amendment thereto, dated as of September __, 2005.

            (f) "Registrable Securities" means (i) any Common Stock issued pursuant to the Exchange Agreement, (ii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other Common Stock held by Persons holding securities described in clauses (i) to (ii), inclusive, above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the Securities Act or in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) except to the extent otherwise elected by a holder of Registrable Securities, have been distributed or transferred to the direct or indirect partners or other equity holders of such holder of Registrable Securities or (iii) have been repurchased by the Company or any of its subsidiaries.

            (g) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Exchange Agreement.

            11. Miscellaneous.

            (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

            (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration.

            (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

            (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

            (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

            (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (g) Counterparts. This Agreement may be executed and delivered simultaneously in two or more counterparts (including delivery by facsimile or other electronic means), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            (h) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be, in each case, by way of example and without limitation. The use of the words "or," "either," and "any" shall not be exclusive.

            (i) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            (j) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (A) on the date of delivery if delivered personally, (B) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (C) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (D) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (A) or (B) above, when transmitted (with evidence of transmission retained). All notices hereunder shall be delivered to the Company or to the Investor as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

             If to the Company:

             Sirona Dental Systems, Inc.
             30-00 47th Avenue
             Long Island City, New York 11101
             Attention: Jeffrey T. Slovin
             Facsimile: (718) 729-3469
             with a copy to:

             Dorsey & Whitney LLP
             250 Park Avenue
             New York, New York 10177
             Attention: Barry Wade
             Facsimile: (212) 953-7201

             If to the Investor:

             Sirona Holdings Luxco S.C.A.
             8-10, rue Mathias Hardt
             L-1717 Luxembourg
             Attention: Catherine Koch
             Facsimile: +352 480-631
             and

             Sirona Holdings Luxco S.C.A.
             c/o Madison Dearborn Partners
             Three First National Plaza, Suite 3800
             Chicago, Illinois 60602
             Attention: Timothy P. Sullivan
             Facsimile: (312) 895-1001

             with copies to:

             Kirkland & Ellis LLP
             200 East Randolph Drive
             Chicago, IL  60601
             Attention: Sanford E. Perl, P.C.
             Facsimile: (312) 861-2200

             and

             Piliero Goldstein Kogan & Miller, LLP
             10 East 53rd Street
             New York, New York 10022
             Attention: Edward J. Goldstein
             Facsimile: (212) 478-8504

            (k) Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

                                    * * * * *

            IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

                                    SCHICK TECHNOLOGIES, INC.,


                                    a Delaware corporation

                                    BY:
                                       --------------------------------
                                    NAME:
                                    ITS:

                                    SIRONA HOLDINGS LUXCO S.C.A.,
                                    a societe en commandite par actions,
                                    organized under the laws of the Grand Duchy of Luxembourg


                                    BY:  SIRONA HOLDINGS S.A.
                                    ITS: MANAGER

                                         BY:
                                            ----------------------------
                                         NAME:
                                         ITS:

                                         BY:
                                            ----------------------------
                                         NAME:
                                         ITS:

                                    Exhibit 1
                             REGISTRATION AGREEMENT

                                     Joinder

            The undersigned is executing and delivering this Joinder pursuant to the Registration Agreement dated as of _______ __, 200_ (as the same may be amended from time-to-time, the "Registration Agreement"), among Sirona Dental Systems, Inc., a Delaware corporation formerly known as Schick Technologies, Inc. (the "Company"), and the other person(s) named as parties therein.

            By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned's ____ shares of Common Stock shall be included as Registrable Securities under the Registration Agreement. For purposes of Section 11(j) of the Registration Agreement, the undersigned's address for notices is set forth below the undersigned's signature below.

            Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 200__.


                                         ---------------------------------------
                                         Signature of Stockholder


                                         ---------------------------------------
                                         Print Name of Stockholder

                                         Address for notices:


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

                                                                       EXHIBIT E

                            CERTIFICATE OF AMENDMENT

                                       TO

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            SCHICK TECHNOLOGIES, INC.

      Pursuant to Section 242 of the Delaware General Corporation Law, Schick Technologies, Inc., a Delaware corporation, hereby submits the following amendments to its Amended and Restated Certificate of Incorporation:

      1. The name of the corporation is Schick Technologies, Inc. (the "Corporation").

      2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting article FIRST thereof in its entirety and substituting in lieu of said article FIRST, the following new article FIRST:

                  "FIRST: The name of the corporation is Sirona Dental Systems, Inc. (the "Corporation").

      3. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out the first paragraph of article SIXTH thereof and by substituting in lieu of said first paragraph the following new paragraph:

            "SIXTH: CAPITAL STOCK

            The aggregate number of shares of all classes of capital stock which the Corporation shall have to issue is [____], of which [____] shall be common stock, par value $.01 per share (the "Common Stock"), and [_____] shall be preferred stock, par value $.01 per share (the "Preferred Stock")."

      4. The amendments of the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

                                    * * * * *

      The undersigned, on behalf of the Corporation, for the purpose of amending the Corporation's Amended and Restated Certificate of Incorporation pursuant to the Delaware General Corporation Law, does make this Certificate of Amendment, hereby declaring and certifying that this is my act and deed on behalf of the Corporation this ___ day of _______, 200__.

                                           SCHICK TECHNOLOGIES, INC.


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------